AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2004


                                                     Registration Nos. 333-00305
                                                                       811-07497

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                    FORM N-1A

                             REGISTRATION STATEMENT

                                     UNDER
                          THE SECURITIES ACT OF 1933              [x]

                         PRE-EFFECTIVE AMENDMENT NO.              [ ]


                       POST-EFFECTIVE AMENDMENT NO. 11            [x]


                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                            COMPANY ACT OF 1940                   [x]

                              AMENDMENT NO. 12                    [x]

               SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                388 GREENWICH STREET, NEW YORK, NEW YORK 10013
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 725-6666


                            ROBERT M. NELSON, ESQ.
                    SALOMON BROTHERS ASSET MANAGEMENT INC
                           300 FIRST STAMFORD PLACE
                              STAMFORD, CT 06902
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                  COPY TO:


                           SARAH E. COGAN, ESQ.
                      SIMPSON THACHER & BARTLETT LLP
                   425 LEXINGTON AVENUE NEW YORK, NY 10017



     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective.

     It is proposed that this filing will become effective:

          [ ] immediately upon filing pursuant to Rule 485(b)

          [X] on April 29, 2004 pursuant to paragraph (b)

          [ ] 60 days after filing pursuant to paragraph (a)(1)

          [ ] on (date) pursuant to paragraph (a)(1)

          [ ] 75 days after filing pursuant to paragraph (a)(2)

          [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

     If appropriate, check the following box:

          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              SALOMON BROTHERS
                       INSTITUTIONAL INVESTMENT SERIES


                                  PROSPECTUS


                       -------------------------------

                         Emerging Markets Debt Fund

                            High Yield Bond Fund

                              Money Market Fund

                       -------------------------------


                               April 29, 2004


                        -----------------------
                              Salomon Brothers
                              ---------------------
                                    Asset Management


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

--------------------------------------------------------------------------------
 CONTENTS


            Fund goals, strategies and risks:

                Emerging Markets Debt Fund..............................    2
                High Yield Bond Fund....................................    5
                Money Market Fund.......................................    8

            More on the funds' investments..............................   10

            Management..................................................   12

            Buying shares...............................................   14

            Exchanging and redeeming shares.............................   15

            Other things to know about share transactions...............   16

            Dividends, distributions and taxes..........................   17

            Financial highlights........................................   18

--------------------------------------------------------------------------------
                     THINGS YOU SHOULD KNOW BEFORE INVESTING

                            ABOUT MUTUAL FUND RISKS

An investment in any of the funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

              Salomon Brothers Institutional Investment Series - 1

--------------------------------------------------------------------------------
 EMERGING MARKETS DEBT FUND
 FUND GOALS, STRATEGIES AND RISKS


 INVESTMENT              The fund seeks to maximize total return.
 OBJECTIVE
-------------------------------------------------------------------------------------
 KEY INVESTMENTS         The fund invests at least 80% of its assets in U.S. dollar denominated fixed income securities issued by governments, government-related entities, corporations located in
                         emerging markets and related investments. The fund also
                         invests in instruments designed to restructure outstanding emerging market debt such as participation in loans between governments and financial institutions and Brady Bonds. The manager invests in at least three emerging market countries, which are those defined by the World Bank at the time of
                         investment as emerging or developing economies.

                         CREDIT QUALITY: The fund may invest without limit in higher risk, below-investment grade debt securities.
                         Below-investment grade debt securities are equivalent to
                         U.S. corporate debt securities commonly known as 'junk
                         bonds.'

                         MATURITY AND DURATION: The fund may hold securities of any maturity. The manager attempts to manage risks presented by changes in interest rates by maintaining the fund's duration between 2 and 7 years. Duration measures in years the
                         sensitivity of the fund's portfolio to interest rate risk. A higher duration means the fund is more sensitive to interest rate risk.
-------------------------------------------------------------------------------------


HOW THE                  The manager uses a 'top-down' approach and allocates the fund's investments among
MANAGER                  various emerging market countries. In allocating among different countries, the
SELECTS THE              following are some of the factors the manager considers:
FUND'S
INVESTMENTS              Currency, inflation and interest rate trends         Fiscal policies
                         Growth rate forecasts                                Political outlook
                         Liquidity of markets for that country's debt         Tax environment

                         The manager then selects those individual securities that appear to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented by these securities. The manager engages in independent fundamental analysis to evaluate the creditworthiness of corporate and governmental issuers.
------------------------------------------------------------------------------------------------------------
PRINCIPAL RISKS          Investors could lose money on their investment in the fund,
OF INVESTING IN          or the fund may not perform as well as other investments, if
THE FUND                 any of the following occurs:

Many emerging            Adverse governmental action or political, economic or market
market countries         instability affects an emerging market country or region or
in which the fund        disrupts its principal financial markets.
invests have             The economies of emerging market countries grow at slower
markets that are         rates than expected or suffer a downturn, recession, rapid
less liquid and          inflation or hyperinflation.
more volatile than       The currency in which a security is priced declines in value
markets in the           relative to the U.S. dollar.
U.S. and other           Interest rates rise, causing the prices of fixed income
developed                securities to decline and reducing the value of the fund's
countries.               portfolio.
                         The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its
                         credit rating downgraded. This risk is higher for
                         below-investment grade fixed income securities, which are
                         considered speculative because they have a higher risk of
                         issuer default, are subject to greater price volatility and may be illiquid.

                           Emerging Markets Debt Fund
              Salomon Brothers Institutional Investment Series - 2

 PRINCIPAL RISKS          The manager's judgment about the attractiveness, relative
 OF INVESTING IN          value or credit quality of a particular security proves to
 THE FUND                 be incorrect.

 (CONTINUED)             In many emerging market countries, there is also less
                         information available about foreign issuers and markets
                         because of less rigorous accounting and regulatory standards than in the U.S.

                         The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non- diversified may magnify the
                         fund's losses from adverse events affecting a particular
                         issuer.
-------------------------------------------------------------------------------------


                                               [PERFORMANCE GRAPH]

                                              Calendar years ended
                                                  December 31,          % Total Return
                                              --------------------     --------------
 PERFORMANCE
 The bar chart indicates the risks of                1998                  (19.86)
 investing in the fund by showing                    1999                   31.60
 changes in the fund's performance                   2000                   13.83
 from year to year. Past performance                 2001                   12.61
 does not necessarily indicate how                   2002                   11.99
 the fund will perform in the future.                2003                   32.33
 QUARTERLY RETURNS: Highest:
 17.93% in 4th quarter 1998;
 Lowest: -28.91% in 3rd quarter 1998.
                                                                                         TOTAL RETURN
                                                                                         The bar chart indicates
                                                                                         the risk of investing
                                                                                         in the fund by showing the
                                                                                         performance of the fund's
                                                                                         shares for each of the
                                                                                         calendar years indicated.



--------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD
 AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

-------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2003)

 Emerging Markets Debt Fund              Inception Date       1 Year   5 Years   Since Inception

-------------------------------------------------------------------------------------------------
 Return Before Taxes                        10/17/96          32.33%   20.11%        13.48%
 Return After Taxes on Distributions                          22.57%   14.54%         6.23%

-------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions
 and Sale of Fund Shares                                      22.57%   14.12%         6.82%

 J.P. Morgan Emerging Markets Bond
 Index Plus                                    *              28.83%   16.30%        16.95%

* Index comparison begins on 10/31/96
                                                                                                   COMPARATIVE
                                                                                                   PERFORMANCE
                                                                                                   This table compares the
                                                                                                   before and after tax
                                                                                                   average annual total
                                                                                                   return of the fund for
                                                                                                   the periods shown with
                                                                                                   that of J.P. Morgan
                                                                                                   Emerging Markets Bond
                                                                                                   Index Plus, an
                                                                                                   unmanaged index of
                                                                                                   emerging markets bonds.
                                                                                                   An investor cannot
                                                                                                   invest directly in an
                                                                                                   index. After-tax
                                                                                                   returns are calculated
                                                                                                   using the highest
                                                                                                   historical individual
                                                                                                   federal marginal income
                                                                                                   tax rates and do not
                                                                                                   reflect the impact of
                                                                                                   state and local taxes.
                                                                                                   Actual after-tax
                                                                                                   returns depend upon an
                                                                                                   individual investor's
                                                                                                   tax situation and may
                                                                                                   differ from those
                                                                                                   shown. After-tax
                                                                                                   returns shown are not
                                                                                                   relevant to investors
                                                                                                   who hold their fund
                                                                                                   shares through
                                                                                                   tax-deferred
                                                                                                   arrangements such as
                                                                                                   401(k) plans or
                                                                                                   individual retirement
                                                                                                   accounts. The fund's
                                                                                                   past performance,
                                                                                                   before and after taxes,
                                                                                                   is not necessarily an
                                                                                                   indication of how the
                                                                                                   fund will perform in
                                                                                                   the future.

                            Emerging Markets Debt Fund
              Salomon Brothers Institutional Investment Series - 3



 FEE TABLE

-------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
    Maximum sales charge on purchases                         None
    Maximum deferred sales charge on redemptions              None

-------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)
    Management fees                                           0.70%

-------------------------------------------------------------------------
    Distribution and service (12b-1) fee                      None
    Other expenses                                            0.43%

-------------------------------------------------------------------------
    Total annual fund operating expenses                      1.13%
                                                                                   FEES AND EXPENSES
                                                                                   This table sets forth
                                                                                   the fees and expenses
                                                                                   you will pay if you
                                                                                   invest in shares of the
                                                                                   fund.

                                                                                   Because some of the
                                                                                   fund's expenses were
                                                                                   voluntarily waived or
                                                                                   reimbursed by the
                                                                                   manager, actual total
                                                                                   operating expenses for
                                                                                   the prior year were:
                                                                                   0.75%.

                                                                                   These waivers and/or
                                                                                   reimbursements may be
                                                                                   reduced or terminated
                                                                                   at any time.
----------------------------------------------------------------------------------------------------------


 EXAMPLE
----------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be                                  $115     $359      $622       $1,375

 THE EXAMPLE ASSUMES: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                      Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance)
                      Redemption of your shares at the end of the period
                                                                                                  EXAMPLE
                                                                                                  This example helps you
                                                                                                  compare the costs of
                                                                                                  investing in the fund
                                                                                                  with other mutual
                                                                                                  funds. Your actual
                                                                                                  costs may be higher or
                                                                                                  lower.

                           Emerging Markets Debt Fund
              Salomon Brothers Institutional Investment Series - 4

--------------------------------------------------------------------------------
 HIGH YIELD BOND FUND
 FUND GOALS, STRATEGIES AND RISKS

 INVESTMENT              The fund seeks to maximize total return.
 OBJECTIVE
-------------------------------------------------------------------------------------
 KEY                     The fund invests primarily in high yield fixed income
 INVESTMENTS             securities, including bonds, debentures, notes, equipment
                         trust certificates, commercial paper, preferred stock and
                         other obligations of U.S. and foreign issuers. The fund
                         invests, under normal circumstances, at least 80% of its
                         assets in high yield bonds and related investments.

                         CREDIT QUALITY: The fund invests primarily in fixed income securities rated below investment grade by a recognized
                         rating agency, or if unrated, of equivalent quality as
                         determined by the manager. Below investment grade securities are commonly referred to as 'junk bonds.'

                         MATURITY: The fund's average maturity will generally vary
                         from 6 to 12 years depending on the manager's outlook for
                         interest rates. Individual securities may be of any
                         maturity.
-------------------------------------------------------------------------------------
 HOW THE                 Individual security selection is driven by the manager's
 MANAGER                 economic view, industry outlook and rigorous credit
 SELECTS THE             analysis. The manager then selects those individual
 FUND'S                  securities that appear to be most undervalued and to offer
 INVESTMENTS             the highest potential returns relative to the amount of
                         credit, interest rate, liquidity and other risk presented by these securities. The manager allocates the fund's
                         investments across a broad range of issuers and industries, which can help to reduce risk.

                         In evaluating the issuer's creditworthiness, the manager uses fundamental analysis and considers the following factors:

                         The strength of the issuer's financial resources.
                         The issuer's sensitivity to economic conditions and trends.
                         The issuer's operating history.
                         Experience and track record of issuer's management.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS OF      Investors could lose money on their investment in the fund,
 INVESTING IN THE FUND   or the fund may not perform as well as other investments, if any of the following occurs:
 Investments in high      The issuer of a security owned by the fund defaults on its
 yield securities         obligation to pay principal and/or interest or has its
 involve a substantial    credit rating downgraded.
 risk of loss.            Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund's portfolio.
                          The manager's judgment about the attractiveness, value or
                          credit quality of a particular security proves to be
                          incorrect.

                         High yield securities are considered speculative and,
                         compared to investment grade securities, tend to have more volatile prices and are more susceptible to the following
                         risks:

                          Increased price sensitivity to changing interest rates and to adverse economic and business developments.
                          Greater risk of loss due to default or declining credit
                          quality.
                          Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments.
                          Negative market sentiment towards high yield securities
                          depresses the price and liquidity of high yield securities.

                         Investing in non-U.S. issuers may involve unique risks
                         compared to investing in the securities of U.S. issuers.
                         These risks are more pronounced to the extent the fund
                         invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

                          Less information about non-U.S. issuers or markets may be
                          available due to less rigorous disclosure and accounting
                          standards or regulatory practices.
                          Many non-U.S. markets are smaller, less liquid and more
                          volatile than U.S. markets. In a changing market, the
                          manager may not be able to sell the fund's portfolio
                          securities in amounts and at prices the manager considers
                          reasonable.
                          Economic, political and social developments significantly
                          disrupt the financial markets or interfere with the fund's ability to enforce its rights against foreign government
                          issuers.

                              High Yield Bond Fund
              Salomon Brothers Institutional Investment Series - 5

                                               [PERFORMANCE GRAPH]

                                              Calendar years ended
                                                  December 31,         % Total Return
                                              --------------------     --------------
 PERFORMANCE
 The bar chart indicates the risks of               1997                   13.41
 investing in the Fund by showing                   1998                   (0.34)
 changes in the fund's performance                  1999                   (0.97)
 from year to year.                                 2000                   (7.99)
 Past performance does not                          2001                    7.66
 necessarily indicate how the fund                  2002                    8.02
 will perform in the future.                        2003                   25.60

 QUARTERLY RETURNS:
 Highest: 8.66% in 4th quarter 2003;
 Lowest:  -6.36% in 3rd quarter
 1998.
                                                                                        TOTAL RETURN
                                                                                        The bar chart indicates
                                                                                        the risk of investing
                                                                                        in the fund by showing
                                                                                        the performance of the
                                                                                        fund's shares for each
                                                                                        of the past calendar
                                                                                        years indicated.



-----------------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS
 AND DIVIDENDS.

--------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2003)

 High Yield Bond Fund                          Inception Date    1 Year         5 Years   Since Inception

---------------------------------------------------------------------------------------------------------
 Return Before Taxes                              5/15/96           25.60%       5.88%           7.00%
 Return After Taxes on Distributions                                21.47%       2.05%           2.44%
---------------------------------------------------------------------------------------------------------

 Return After Taxes on Distribution
 and Sale of Fund Shares                                            16.56%       2.52%           3.04%

 Citigroup High Yield Market Index**                 *              30.62%       5.41%           6.93%

 * Index comparison begins on 5/31/96
** The index was formerly called the Salomon Smith Barney High Yield Market Index

                                                                                                          COMPARATIVE
                                                                                                          PERFORMANCE
                                                                                                          This table compares the
                                                                                                          before and after tax
                                                                                                          average annual total
                                                                                                          return of the fund for
                                                                                                          the periods shown with
                                                                                                          that of the Citigroup
                                                                                                          High Yield Market
                                                                                                          Index, a broad-based
                                                                                                          unmanaged index of high
                                                                                                          yield securities. An
                                                                                                          investor cannot invest
                                                                                                          directly in an index.
                                                                                                          After-tax returns are
                                                                                                          calculated using the
                                                                                                          highest historical
                                                                                                          individual federal
                                                                                                          marginal income tax
                                                                                                          rates and do not
                                                                                                          reflect the impact of
                                                                                                          state and local taxes.
                                                                                                          Actual after-tax
                                                                                                          returns depend upon an
                                                                                                          individual investor's
                                                                                                          tax situation and may
                                                                                                          differ from those
                                                                                                          shown. After-tax
                                                                                                          returns shown are not
                                                                                                          relevant to investors
                                                                                                          who hold their fund
                                                                                                          shares through tax
                                                                                                          deferred arrangements
                                                                                                          such as 401(k) plans or
                                                                                                          individuals retirement
                                                                                                          accounts. The fund's
                                                                                                          past performance,
                                                                                                          before and after taxes,
                                                                                                          is not necessarily an
                                                                                                          indication of how the
                                                                                                          fund will perform in
                                                                                                          the future.


                              High Yield Bond Fund
              Salomon Brothers Institutional Investment Series - 6

 FEE TABLE

-------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

    Maximum sales charge on purchases                         None
    Maximum deferred sales charge on redemptions              None

-------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)

    Management fees                                           0.50%

-------------------------------------------------------------------------
    Distribution and service (12b-1) fee                      None
    Other expenses                                            0.29%

-------------------------------------------------------------------------
    Total annual fund operating expenses                      0.79%
                                                                                   FEES AND EXPENSES
                                                                                   This table sets forth
                                                                                   the fees and expenses
                                                                                   you will pay if you
                                                                                   invest in shares of the
                                                                                   fund.

                                                                                   Because some of the
                                                                                   fund's expenses were
                                                                                   voluntarily waived or
                                                                                   reimbursed by the
                                                                                   manager, actual total
                                                                                   operating expenses for
                                                                                   the prior year were:
                                                                                   0.55%.

                                                                                   These waivers and/or
                                                                                   reimbursements may be
                                                                                   reduced or terminated
                                                                                   at any time.

----------------------------------------------------------------------------------------------------------




 EXAMPLE
------------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                1 YEAR  3 YEARS  5 YEARS    10 YEARS
 Your costs would be                                 $81     $252     $439        $978

 THE EXAMPLE ASSUMES: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                      Your investment has a 5% return each year (the assumption of a 5%
                      return is required by the SEC for this example and is not a prediction of future performance)
                      Redemption of your shares at the end of the period

                                                                                            EXAMPLE
                                                                                            This example helps you
                                                                                            compare the costs of
                                                                                            investing in the fund
                                                                                            with other mutual
                                                                                            funds. Your actual
                                                                                            costs may be higher or
                                                                                            lower.


                              High Yield Bond Fund
              Salomon Brothers Institutional Investment Series - 7

--------------------------------------------------------------------------------

 MONEY MARKET FUND
 FUND GOALS, STRATEGIES AND RISKS

 INVESTMENT              The fund seeks as high a level of current income as is
 OBJECTIVE               consistent with liquidity and stability of principal.
-------------------------------------------------------------------------------------
 KEY INVESTMENTS         The fund invests in high quality, U.S. dollar denominated
                         short-term debt securities. These may include obligations
                         issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities, U.S. states and
                         municipalities and U.S. and foreign corporate issuers.

                         The fund may invest in all types of money market securities including commercial paper, certificates of deposit,
                         bankers' acceptances, mortgage-backed and asset-backed
                         securities, repurchase agreements, fixed time deposits and other short term debt securities. The fund may also invest in variable rate master demand notes and enter into short
                         term borrowing arrangements with corporations.

                         MINIMUM CREDIT QUALITY: The fund invests primarily in
                         securities rated in the highest short term rating category, or if unrated, of equivalent quality. The fund may invest up to 5% of its assets in securities rated in the second
                         highest short term rating category or, if unrated, of
                         equivalent quality.

                         MAXIMUM MATURITY: The fund invests in securities having
                         remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.
-------------------------------------------------------------------------------------
 HOW THE                 In selecting investments for the fund, the manager looks
 MANAGER                 for:
 SELECTS THE                The best relative values based on an analysis of yield,
 FUND'S                     price, interest rate sensitivity and credit quality.
 INVESTMENTS                Maturities consistent with the manager's outlook for
                            interest rates.
                            Eligible issuers with the most desirable credit quality.
-------------------------------------------------------------------------------------
 PRINCIPAL               Although the fund seeks to preserve the value of an
 RISKS OF                investment at $1 per share, it is possible to lose money by
 INVESTING IN            investing in the fund, or the fund could underperform other
 THE FUND                short term debt instruments or money market funds if any of the following occurs:
 There is no assurance      Interest rates rise sharply.
 that the fund will be      An issuer or guarantor of the fund's securities defaults, or
 able to maintain a         has its credit rating downgraded.
 stable net asset value     The manager's judgment about the value or credit quality of
 of $1.00 per share.        a particular security proves to be incorrect.
                            The value of the fund's foreign securities go down because of unfavorable government actions or political instability.
                         Obligations of U.S. Government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.
                         No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.


                               Money Market Fund
              Salomon Brothers Institutional Investment Series - 8

                                               [PERFORMANCE GRAPH]
                                              Calendar years ended
                                                  December 31,         % Total Return
                                              --------------------     --------------
 PERFORMANCE
 The bar chart indicates the risks                   1994                   3.64
 of investing in the fund by                         1995                   5.02
 showing changes in the fund's                       1996                   5.13
 performance from year to year.                      1997                   5.61
                                                     1998                   5.59
 Past performance does not                           1999                   5.23
 necessarily indicate how the fund                   2000                   6.45
 will perform in the future.                         2001                   4.14
                                                     2002                   1.82
 QUARTERLY RETURNS: Highest:                         2003                   1.08
 1.65% in 3rd quarter 2000;
 Lowest: 0.24% in 4th quarter
 2003.

 Prior to April 29, 1996, the fund
 was called Salomon Brothers U.S.
 Treasury Securities Money Market
 Fund and invested exclusively in
 U.S. Treasury bonds, notes and
 bills.
                                                                                        TOTAL RETURN
                                                                                        The bar chart indicates
                                                                                        the risk of investing
                                                                                        in the fund by showing
                                                                                        the performance of the
                                                                                        fund's shares for each
                                                                                        of the calendar years
                                                                                        indicated.



---------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF
 DISTRIBUTIONS AND DIVIDENDS.

-----------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN (CALENDAR YEARS ENDED DECEMBER 31, 2003)
                                       Inception
                                         Date           1 Year          5 Years        10 Years

-----------------------------------------------------------------------------------------------
 Money Market Fund                      12/7/90          1.08%           3.74%           4.36%

 The fund's 7-day yield as of December 31, 2003 was 0.97%
                                                                                                    COMPARATIVE
                                                                                                    PERFORMANCE
                                                                                                    The table indicates the
                                                                                                    average annual total
                                                                                                    return of the fund for
                                                                                                    the periods shown.


----------------------------------------------------------------------------------------------------------
 FEE TABLE

-------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
    Maximum sales charge on purchases                         None

    Maximum deferred sales charge on redemptions              None


---------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF FUND NET ASSETS)
    Management fees                                           0.20%

---------------------------------------------------------------------------
    Distribution and service (12b-1) fee                      None

    Other expenses                                            0.21%

---------------------------------------------------------------------------
    Total annual fund operating expenses                      0.41%
                                                                                   FEES AND EXPENSES
                                                                                   This table sets forth the
                                                                                   fees and expenses you
                                                                                   will pay if you invest
                                                                                   in shares of the fund.
                                                                                   Because some of the
                                                                                   fund's expenses were
                                                                                   voluntarily waived or
                                                                                   reimbursed by the
                                                                                   manager, actual total
                                                                                   operating expenses for
                                                                                   the prior year were: 0.18%.

                                                                                   These waivers and/or
                                                                                   reimbursements may be
                                                                                   reduced or terminated
                                                                                   at any time.



--------------------------------------------------------------------------------------------------------------------
 EXAMPLE

---------------------------------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES          1 YEAR     3 YEARS    5 YEARS    10 YEARS
 Your costs would be                             $42       $132       $230         $518

 THE EXAMPLE ASSUMES:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                       Your investment has a 5% return each year (the assumption of a 5%
                       return is required by the SEC for this example and is not a prediction of future performance)
                       Redemption of your shares at the end of the period.
                                                                                             EXAMPLE
                                                                                             This example helps you
                                                                                             compare the cost of
                                                                                             investing in the fund
                                                                                             with other mutual
                                                                                             funds. Your actual cost
                                                                                             may be higher or lower.


                               Money Market Fund
             Salomon Brothers Institutional Investment Series - 9

--------------------------------------------------------------------------------
 MORE ON THE FUNDS' INVESTMENTS


Each fund's investment objective and its principal investment strategies and risks are described under 'Fund goals, strategies and risks.'



This section provides additional information about the funds' investments and certain portfolio management techniques the funds may use. More information about the funds investments and portfolio management techniques and the associated risks is included in the statement of additional information (SAI).



-------------------------------------------------------------------------------------
 FIXED INCOME            Fixed income securities include bonds, notes, bills,
 SECURITIES              debentures, bank debt obligations, short-term paper,
                         mortgage and other asset-backed securities, preferred stock, loan participations and assignments.
-------------------------------------------------------------------------------------
 EQUITY                  High Yield Bond Fund may invest up to 20% of its assets in
 SECURITIES              common stocks, convertible securities, warrants or other
 High Yield Bond         equity securities. The fund holds these equity securities
 Fund                    generally, but not solely, as a result of buying fixed
                         income securities with an attached equity component. Equity securities provide the fund with opportunities for
                         appreciation but expose the fund to the risk of stock market downturns and adverse events affecting particular companies that may depress the price of their common stock.
-------------------------------------------------------------------------------------
 SECURITIES OF           Investments in securities of foreign entities and securities
 FOREIGN                 denominated in foreign currencies involve special risks.
 ISSUERS                 These include possible political and economic instability
 Each fund               and the possible imposition of exchange controls or other
                         restrictions on investments. Emerging market investments
                         offer the potential for significant gains but also involve greater risks than investing in more developed countries.
                         Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in
                         emerging markets.

                         Since Emerging Markets Debt Fund and High Yield Bond Fund
                         may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency
                         rates relative to the U.S. dollar will affect the U.S.
                         dollar value of these funds' assets. Money Market Fund may only invest in U.S. dollar denominated investments issued by foreign branches of U.S. banks and by U.S. and foreign
                         branches of foreign banks.
-------------------------------------------------------------------------------------
 DERIVATIVE              The funds may, but need not, use derivative contracts, such
 TRANSACTIONS            as futures and options on securities, securities indices or
 Each fund except        currencies; options on these futures; forward currency
 Money Market            contracts; and interest rate or currency swaps for any of
 Fund                    the following purposes:

                          To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in market prices, currency exchange rates or interest
                          rates.
                          As a substitute for buying or selling securities.

                         A derivative contract will obligate or entitle a fund to
                         deliver or receive an asset or cash payment based on the
                         change in value of one or more securities, currencies or
                         indices. Even a small investment in derivative contracts can have a big impact on a fund's market, currency and interest rate exposure. Therefore, using derivatives can
                         disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest
                         rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less
                         liquid and harder to value, especially in declining markets.


             Salomon Brothers Institutional Investment Series - 10

 TEMPORARY               Each of the funds may depart from its principal investment
 DEFENSIVE               strategies in response to adverse market, economic or
 INVESTMENTS             political conditions by taking temporary defensive positions
 Each fund except        in all types of money market and short term debt securities.
 Money Market            If a fund takes a temporary defensive position, it may be
 Fund                    unable to achieve its investment objective.
-------------------------------------------------------------------------------------
 PORTFOLIO               Although neither the Emerging Markets Debt Fund or the High
 TURNOVER                Yield Bond Fund purchases or sells securities for short-term
 Each fund except        profits, each fund may engage in active and frequent trading
 Money Market            to achieve its principal investment strategies. This may
 Fund                    lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax
                         liability. Frequent trading also increases transaction
                         costs, which include not only brokerage commissions and
                         market spreads, but market impact costs and opportunity
                         costs, and may be substantial. Transaction costs are not
                         included in each fund's annual operating expenses shown in the fund's fee table in this prospectus but do detract from the fund's performance. The 'Financial highlights' section of this prospectus shows the fund's historical portfolio
                         turnover rate.


             Salomon Brothers Institutional Investment Series - 11

--------------------------------------------------------------------------------
                                   MANAGEMENT

Salomon Brothers Asset Management Inc ('SaBAM') is the investment manager for each fund. Together with its affiliates, the manager provides a broad range of fixed income and equity investment advisory services to various individuals located throughout the world. The manager's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.



Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use materials inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.



--------------------------------------------------------------------------------------------------
 FUND               PORTFOLIO MANAGER       SINCE         PAST 5 YEARS' BUSINESS EXPERIENCE

 Emerging Markets    Peter J. Wilby         inception     Managing Director of SaBAM
 Debt Fund           James E. Craige        inception     Managing Director of SaBAM
-------------------------------------------------------------------------------------------------
 High Yield          Peter J. Wilby         inception     Managing Director of SaBAM
 Bond Fund           Beth A. Semmel        April 2000     Managing Director of SaBAM

 Money Market        Kevin Kennedy      November 2001     Managing Director of SaBAM
 Fund
                                                                                              THE PORTFOLIO
                                                                                              MANAGERS
                                                                                              The portfolio managers
                                                                                              are primarily
                                                                                              responsible for the
                                                                                              day-to-day operation of
                                                                                              the funds indicated
                                                                                              beside their names.



------------------------------------------------------------------------------------------------------
                                                              ACTUAL MANAGEMENT FEE
                                                              PAID DURING THE MOST
                                                             RECENT FISCAL YEAR AS A
                                                              PERCENTAGE OF AVERAGE
                                                                DAILY NET ASSETS
                                                             -----------------------
Emerging Markets Debt Fund                                            0.26%
High Yield Bond Fund                                                  0.32%
Money Market Fund                                                     0.00%
                                                                                        MANAGEMENT
                                                                                        FEES
                                                                                        As of December 31,
                                                                                        2003 SaBAM managed
                                                                                        approximately
                                                                                        $70 billion
                                                                                        of assets.

---------------------------------------------------------------------------------------------------

Citigroup Global Markets Inc., a registered broker-dealer and an affiliate of the   DISTRIBUTOR
manager, serves as the funds' distributor.

The distributor and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as 'revenue sharing payments.'
The recipients of such payments may include the funds' distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund.
In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

             Salomon Brothers Institutional Investment Series - 12

During the period from 1997 - 1999, Citicorp Trust Bank, fsb ('Citicorp Trust'),    RECENT
an affiliate of Citigroup Asset Management ('CAM'), entered the transfer agent      DEVELOPMENTS
business. CAM is the Citigroup business unit that includes the funds' investment manager and other investment advisory companies. Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. in
1999, and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue agreement when the boards of various
CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.


             Salomon Brothers Institutional Investment Series - 13

--------------------------------------------------------------------------------

 BUYING SHARES

                           EMERGING MARKETS DEBT
                                   FUND               HIGH YIELD BOND FUND         MONEY MARKET FUND
                         -------------------------------------------------------------------------
 INVESTMENT                    $1,000,000                 $1,000,000                  $250,000
 MINIMUMS
                         There is no subsequent investment minimum for any fund.


--------------------------------------------------------------------------------

 BUYING SHARES           For initial purchases of each fund's shares, complete the
 BY MAIL                 appropriate application and send it with your check to PFPC
                         Inc., the funds' transfer agent.
                         Send the completed purchase application along with a check to:

 Initial purchases                     Salomon Brothers Institutional Investment Series
                                       (specify fund)
                                       c/o PFPC Inc.
                                       P.O Box 9764
                                       Providence, RI 02940-9764

                         Purchases (initial or subsequent) may not be made by third party check.
                         Checks drawn on foreign banks must be payable in U.S.
                         dollars and have the routing number of the U.S. bank encoded on the check.

 Subsequent              Send checks for subsequent purchases by mail directly to the
 purchases               transfer agent.
                         Be sure to include your fund and account number on checks
                         for subsequent investments.
 -------------------------------------------------------------------------------------

 BUYING SHARES           Call the transfer agent at (800) 446-1013 to tell them about
 BY WIRE                 your incoming wire transfer. You should instruct your bank to transmit your purchase in federal funds to:

 Initial and             PNC Bank
 subsequent               Pittsburgh, PA
 purchases                ABA No: 031000053
                          Account Number: 8606905097
                             Attn: [Name of Fund]
                             Class of Shares:
                             Name of Account:
                             Account Number (as assigned):
-------------------------------------------------------------------------------------



 ---------------------------------------------------------------------------------------------------------
    EMERGING MARKETS DEBT FUND                              PURCHASE IS EFFECTIVE
       HIGH YIELD BOND FUND
                                    If order and federal funds or
                                    check are received by the agent
                                    before the close of the New York    On that day
                                    Stock Exchange (normally,
                                    4:00 p.m. Eastern time):

 Payment wired in federal funds or                                      On the next business day
 check received                     If order and federal funds or
                                    check are received by the transfer
                                    agent after the close of New York
                                    Stock Exchange:



----------------------------------------------------------------------------------------------------------
        MONEY MARKET FUND                       PURCHASE IS EFFECTIVE                  DIVIDENDS BEGIN
                                    If order and federal
                                    funds or check are
                                    received by the agent
                                    before noon, Eastern
                                    time:
  Payment wired in federal                                  At noon, Eastern time,
  funds or check received                                   on that day             On that day
                                    If order and federal
                                    funds or check are
                                    received by the agent
                                    after noon, Eastern
                                    time:                   At close of New York    On the next business
                                                            Stock Exchange on       day after
                                                            that day                effectiveness


             Salomon Brothers Institutional Investment Series - 14

--------------------------------------------------------------------------------
 EXCHANGING AND REDEEMING SHARES


 You should contact the transfer agent to exchange into other eligible mutual funds in Salomon Brothers
 Institutional Investment Series. An exchange is a taxable transaction, although no gain or loss is generally realized upon an exchange at net asset value out of Money Market
 Fund.

  You may exchange shares only for shares of another fund in Salomon Brothers Institutional Investment Series.
  You must meet the minimum investment amount for each fund.
  Your fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

                                                              EXCHANGE
                                                              PRIVILEGE
                                                              To learn more about the
                                                              exchange privilege
                                                              contact the transfer
                                                              agent or consult the
                                                              statement of additional
                                                              information.
-------------------------------------------------------------------------------------
 You may redeem some or all of your shares by sending a
 written request
 in proper form to:
                     Salomon Brothers Institutional Investment Series
                     (specify fund)
                     c/o PFPC Inc.
                     P.O Box 9764
                     Providence, RI 02940-9764

 The written request for redemption must be in good order.
 This means that you have provided the following information. Your request will not be processed without this information.
  Name of the fund
  Account number
  Dollar amount or number of shares being redeemed
  Signature of each owner exactly as account is registered
  Other documentation required by PFPC Inc.
 To be in good order, your request must also include a signature guarantee if you are redeeming over $50,000 or instruct that the proceeds be sent to an address other than the address of record. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans, but not from a notary public.

                                                              REDEMPTIONS
                                                              BY MAIL
                                                              Generally, a properly
                                                              completed written
                                                              request for redemption
                                                              with any required
                                                              signature guarantee is
                                                              all that is required
                                                              for a redemption. In
                                                              some cases, however,
                                                              other documents may be
                                                              necessary.
-------------------------------------------------------------------------------------

 You may redeem shares by fax only if a signature guarantee   REDEMPTIONS BY FAX
 or other documentary evidence is not required. Redemption
 requests should be properly signed by all owners of the
 account and faxed to PFPC Inc. at (508) 871-9503. If fax
 redemptions are not available for any reason, you may use
 the fund's redemption by mail procedure described above.
-------------------------------------------------------------------------------------

 You may redeem shares by telephone. The proceeds can be      REDEMPTIONS BY
 sent by check to your address of record or by wire transfer  TELEPHONE to a bank account designated in your application. In
 addition, you may be asked to provide proper identification information. Telephone redemption requests may be made by
 calling the transfer agent at (800) 446-1013 between 9:00
 a.m. and 4:00 p.m. Eastern time on any day the New York
 Stock Exchange is open. If telephone redemptions are not
 available for any reason, you may use the fund's redemption by mail procedure described above.
-------------------------------------------------------------------------------------
 In all cases, your redemption price is the net asset value
 per share next determined after your request is received in good order. Redemption proceeds normally will be sent
 within seven days. However, if you recently purchased your
 shares by check, your redemption proceeds will not be sent
 to you until your original check clears which may take up
 to 15 days. Your redemption proceeds can be sent by check
 to your address of record or by wire transfer to a bank
 account designated on your application. Your bank may
 charge you a fee for wire transfers.
 If shares of Money Market Fund are redeemed before noon,
 Eastern time, you will not receive that day's dividends.
 You will receive that day's dividends if you redeem after
 noon, Eastern time.

                                                              REDEMPTION
                                                              PAYMENTS
                                                              Any request that your
                                                              redemption proceeds be
                                                              sent to a destination
                                                              other than your bank
                                                              account or address of
                                                              record must be in
                                                              writing and must
                                                              include a signature
                                                              guarantee.


             Salomon Brothers Institutional Investment Series - 15

--------------------------------------------------------------------------------
 OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS


 SMALL ACCOUNT           If your account falls below $10,000 because of a redemption
 BALANCES/               of fund shares, the fund may ask you to bring your account
 MANDATORY REDEMPTIONS   up to the minimum requirement. If your account is still
                         below $10,000 after 30 days, the fund may close your account and send you the redemption proceeds. The fund may adopt
                         other policies from time to time requiring mandatory
                         redemption of shares in certain circumstances.
-------------------------------------------------------------------------------------
 SHARE CERTIFICATES      The funds do not issue share certificates.
-------------------------------------------------------------------------------------
 SHARE PRICE             You may buy, exchange or redeem shares at the net asset
                         value per share next determined after receipt of your
                         request in good order. Each fund's net asset value per share is the value of its assets minus its liabilities divided by the total shares outstanding. Each fund calculates its net asset value every day the New York Stock Exchange is open.
                         Emerging Markets Debt Fund and High Yield Bond Fund each
                         calculates its net asset value when regular trading closes on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Money Market Fund calculates its net asset value
                         twice daily at 12:00 noon, Eastern time and at 4:00 p.m.,
                         Eastern time.

                         Emerging Markets Debt Fund and High Yield Bond Fund
                         generally value their securities based on market prices or quotations. The funds' currency conversions are done when
                         the London stock exchange closes, which is 12:00 noon
                         Eastern time. When market prices or quotations are not
                         readily available or are believed not to be reliable, the
                         funds may price those securities using fair value procedures approved by a fund's Board. A fund may also use fair
                         value procedures to price securities if it determines that a significant event occurs between the time at which a market price is determined but prior to the time at which the
                         fund's net asset value is calculated (for example, where
                         securities are primarily traded on a foreign exchange that has closed before the fund's net asset value is calculated).
                         A fund that uses fair value procedures to price securities may value those securities higher or lower than actual
                         market quotations or higher or lower than other funds using their own fair value procedures to price the same
                         securities. International markets may be open on days when
                         U.S. markets are closed and the value of foreign securities owned by a fund could change on days when you cannot buy or redeem shares.

                         Money Market Fund uses the amortized cost method to value
                         its portfolio securities. Using this method, the fund
                         constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund.

                         In order to buy, redeem or exchange shares at that day's
                         price, you must place your order with the fund or its agent before the New York Stock Exchange closes. If the New York
                         Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

                         Members of the funds' selling group must transmit all orders to buy, exchange or redeem shares to the funds' agent before the agent's close of business.
-------------------------------------------------------------------------------------
                         Each fund has the right to:
                          Suspend the offering of shares.
                          Waive or change minimum and additional investment amounts.
                          Reject any purchase or exchange order.
                          Change, revoke or suspend the exchange privilege.
                          Suspend telephone transactions.
                          Suspend or postpone redemptions of shares on any day when
                          trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange
                          Commission.
-------------------------------------------------------------------------------------
 REDEMPTIONS IN KIND     Each fund may make payment for shares wholly or in part by distributing portfolio securities to the shareholder. The
                         redeeming shareholder must pay transaction costs to sell
                         these securities.


             Salomon Brothers Institutional Investment Series - 16

--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES

The funds normally pay dividends and distribute capital gain, if any, as follows:
-----------------------------------------------------------------------------------------------------------
 FUND                       INCOME DIVIDEND         CAPITAL GAIN    DISTRIBUTIONS
                             DISTRIBUTIONS          DISTRIBUTIONS    MOSTLY FROM

 Emerging Markets Debt          Annually              Annually         Income

------------------------------------------------------------------------------------------
 High Yield Bond                Annually              Annually         Income

 Money Market          Declared Daily/Distributed     Annually         Income
                                Monthly

The funds may pay additional distributions and dividends at other times if necessary for a fund to avoid a federal tax. Money Market Fund anticipates that it will normally not earn or distribute any long-term capital gains. Capital gain distributions and dividends are reinvested in additional fund shares.
Alternatively, you can instruct the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

                                                                                    DIVIDENDS AND
                                                                                    DISTRIBUTIONS
                                                                                    Annual distributions of
                                                                                    income and capital gain
                                                                                    are made at the end of
                                                                                    the year in which the
                                                                                    income or gain is
                                                                                    realized, or the
                                                                                    beginning of the next
                                                                                    year.

-----------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
 TRANSACTION                            FEDERAL INCOME TAX STATUS

 Redemption or exchange of shares       Usually capital gain or loss (except no gain
                                        or loss for Money Market Fund); long-term
                                        only if shares owned more than one year

------------------------------------------------------------------------------------------
 Long-term capital gain distributions   Long-term capital gain

 Short-term capital gain distributions  Ordinary income

------------------------------------------------------------------------------------------
                                                                                       TAXES
 Dividends                              Ordinary income or long term capital gain      In general, redeeming and
                                                                                       exchanging shares (except
                                                                                       Money Market Fund
                                                                                       shares) and receiving
                                                                                       distributions (whether in
                                                                                       cash or additional shares)
                                                                                       are all taxable events.
 Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

 For taxable years beginning on or before December 31, 2008, distributions of net investment income that are designated by a fund as derived from 'qualified dividend income' are taxed to individuals at the rates applicable to long-term capital gain.
 The funds do not expect a significant portion of fund distributions to be derived from qualified dividend income.

 After the end of each year, the funds will provide you with information about the distributions and dividends that you received and, except for Money Market Fund, any redemptions of shares during the previous year. If you do not provide a fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on a portion of your distributions, dividends and, except for Money Market Fund, redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.


             Salomon Brothers Institutional Investment Series - 17

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 The financial highlights tables are intended to help you understand the performance of each share for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, on the funds' financial statements, containing such information, are included in the annual reports (available upon request).



 For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:


                                          EMERGING MARKETS DEBT FUND                           HIGH YIELD BOND FUND
                            -------------------------------------------------------------------------------------------------
                            2004(1)(2)   2003(2)   2002(2)    2001(2)   2000(2)(3)   2004(1)(2)   2003(2)   2002(2)   2001(2)
                            -------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF YEAR                     $  6.61     $  6.71   $   6.39   $  6.31    $  4.95      $   6.21    $  6.10   $  6.44   $  7.60
                             -------     -------   --------   -------    -------      --------    -------   -------   -------
INCOME FROM OPERATIONS:
 Net investment income (4)      0.56        0.65       0.69      0.79       0.65          0.57       0.57      0.59      0.78
 Net realized and
   unrealized gain (loss)
   on investments (4)           1.02        0.10       0.20      0.01       1.32          0.85       0.06     (0.46)    (0.94)
                             -------     -------   --------   -------    -------      --------    -------   -------   -------
Total Income From
 Operations                     1.58        0.75       0.89      0.80       1.97          1.42       0.63      0.13     (0.16)
                             -------     -------   --------   -------    -------      --------    -------   -------   -------
LESS DISTRIBUTIONS FROM:
 Net investment income         (0.75)      (0.85)     (0.57)    (0.72)     (0.61)        (0.68)     (0.52)    (0.47)    (1.00)
 Net realized gains            (1.17)         --         --        --         --            --         --        --        --
                             -------     -------   --------   -------    -------      --------    -------   -------   -------
Total Distributions            (1.92)      (0.85)     (0.57)    (0.72)     (0.61)        (0.68)     (0.52)    (0.47)    (1.00)
                             -------     -------   --------   -------    -------      --------    -------   -------   -------
NET ASSET VALUE, END OF
 YEAR                        $  6.27     $  6.61   $   6.71   $  6.39    $  6.31      $   6.95    $  6.21   $  6.10   $  6.44
                             -------     -------   --------   -------    -------      --------    -------   -------   -------
                             -------     -------   --------   -------    -------      --------    -------   -------   -------
TOTAL RETURN (5)               24.9%       12.1%      14.5%     13.4%      40.4%         23.4%      10.5%      2.1%    (1.2)%
NET ASSETS, END OF YEAR
 (000S)                      $40,829     $56,105   $105,691   $63,191    $62,429      $119,322    $92,541   $66,330   $19,411
RATIOS TO AVERAGE NET
ASSETS:
 Expenses                      0.75%(6)    0.75%(6)   0.75%(6)  0.75%(6)   0.75%(6)      0.55%(7)   0.55%(7)  0.55%(7)  0.55%(7)
 Net investment income (4)      8.07       10.10      10.64     12.44      11.12          8.38       9.15      9.09     10.59
PORTFOLIO TURNOVER RATE         134%        178%       186%      266%       203%           79%        45%       59%       80%
Before waiver of
management fee, expenses
absorbed by manager and
credits on custodian cash
balances, net investment
income per share and
expense ratios would have
been:
 Net investment income       $  0.53     $  0.64   $   0.68   $  0.78    $  0.63      $   0.55    $  0.55   $  0.58   $  0.75
 Expense ratio                 1.13%       0.95%      0.92%     1.02%      1.02%         0.79%      0.75%     0.74%     0.96%

                            ----------
                            2000(2)(3)
                            ----------
NET ASSET VALUE, BEGINNING
 OF YEAR                     $  8.60
                             -------
INCOME FROM OPERATIONS:
 Net investment income (4)      0.80
 Net realized and
   unrealized gain (loss)
   on investments (4)          (1.11)
                             -------
Total Income From
 Operations                    (0.31)
                             -------
LESS DISTRIBUTIONS FROM:
 Net investment income         (0.69)
 Net realized gains               --
                             -------
Total Distributions            (0.69)
                             -------
NET ASSET VALUE, END OF
 YEAR                        $  7.60
TOTAL RETURN (5)              (3.7)%
                             -------
                             -------
NET ASSETS, END OF YEAR
 (000S)                      $51,415
RATIOS TO AVERAGE NET
ASSETS:
 Expenses                      0.55%(7)
 Net investment income (4)      9.70
PORTFOLIO TURNOVER RATE          39%
Before waiver of
management fee, expenses
absorbed by manager and
credits on custodian cash
balances, net investment
income per share and
expense ratios would have
been:
 Net investment income       $  0.77
 Expense ratio                 0.89%


               --------------------------------------------------




(1) For the year ended February 29, 2004.



(2) Per share amounts have been calculated using the monthly average shares method.



(3) For the year ended February 29, 2000.



(4) Effective March 1, 2001, the Emerging Markets Debt Fund adopted a change in the accounting method that requires the fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the fiscal year ended February 28, 2002, the ratio of net investment income to average net assets would have been 10.68%. Per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01.



(5) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.



(6) As a result of voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.75%.



(7) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.55%.


 *  Amount represents less than $0.01 per share.

             Salomon Brothers Institutional Investment Series - 18

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

 For a share of capital stock outstanding throughout each year ended:


                                                                              MONEY MARKET FUND
                                                            -----------------------------------------------------
                                                                                CLASS A SHARES
                                                            -----------------------------------------------------
                                                               2003      2002       2001       2000       1999
                                                            -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $ 1.000   $ 1.000   $  1.000   $  1.000   $  1.000
                                                              -------   -------   --------   --------   --------
   Net investment income                                        0.011     0.018      0.041      0.063      0.051
   Dividends from net investment income                        (0.011)   (0.018)    (0.041)    (0.063)    (0.051)
                                                              -------   -------   --------   --------   --------
NET ASSET VALUE, END OF YEAR                                  $ 1.000   $ 1.000   $  1.000   $  1.000   $  1.000
                                                              -------   -------   --------   --------   --------
                                                              -------   -------   --------   --------   --------
NET ASSETS, END OF YEAR (000S)                                $31,227   $97,218   $116,917   $ 97,865   $119,231
TOTAL RETURN                                                     1.1%      1.8%       4.1%       6.5%       5.2%

RATIOS TO AVERAGE NET ASSETS
   Expenses(1)                                                  0.18%     0.18%      0.18%      0.18%      0.17%
   Net investment income                                         1.11      1.80       4.08       6.27       5.04
Before waiver of management and administration fees and
expenses absorbed by SaBAM, as applicable, net investment
income per share and expense ratios would have been:
   Net investment income per share                            $ 0.006   $ 0.016   $  0.039   $  0.061   $  0.048
   Expense ratio                                                0.41%     0.37%      0.33%      0.34%      0.37%



                              -------------------
(1) The ratio of expenses to average net assets will not exceed 0.18%, as a result of a voluntary expense limitation, which may be discontinued at any time.


             Salomon Brothers Institutional Investment Series - 19

                SALOMON BROTHERS INSTITUTIONAL INVESTMENT SERIES

--------------------------------------------------------------------------------

                           Emerging Markets Debt Fund
                              High Yield Bond Fund
                               Money Market Fund
--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

SHAREHOLDER REPORTS. Annual and semi-annual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about each fund. It is incorporated by reference into (is legally a part of) this combined prospectus.

The funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

HOW TO OBTAIN ADDITIONAL INFORMATION.


 You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent at 1-800-446-1013, by calling Salomon Brothers Asset Management at 1-800-Salomon or writing the funds at 125 Broad Street, New York, NY 10004.


 You can also review the funds' shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 1-202-942-8090. You can get the same reports and information free from the EDGAR Database on the Commission's Internet web site -- http://www.sec.gov.

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

(Investment Company Act file no. 811-07497)

                Salomon Brothers Institutional Investment Series

                                 April 29, 2004

                      STATEMENT OF ADDITIONAL INFORMATION

                SALOMON BROTHERS INSTITUTIONAL INVESTMENT SERIES

                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013
                                  800-725-6666

Salomon Brothers Institutional Investment Series consists of:

   Salomon Brothers Institutional Emerging Markets Debt Fund (the 'Emerging Markets Debt Fund');

   Salomon Brothers Institutional High Yield Bond Fund (the 'High Yield Bond Fund'); and

   Salomon Brothers Institutional Money Market Fund (the 'Money Market Fund') (each, a 'fund' and collectively, the 'funds').

This Statement of Additional Information ('SAI') is not a prospectus and is only authorized for distribution when preceded or accompanied by the funds' current Prospectus dated April 29, 2004, as supplemented from time to time (the 'Prospectus'). This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the funds at the address, or by calling the toll-free telephone number, listed above.

                                    CONTENTS

Investment Objectives and Policies..........................    2
Risk Factors................................................   21
Investment Limitations......................................   31
Portfolio Turnover..........................................   34
Portfolio Transactions......................................   35
Purchase, Redemption and Exchange of Shares.................   37
Directors and Officers......................................   41
Investment Manager..........................................   46
Net Asset Value.............................................   49
Taxes.......................................................   50
Other Information about the Funds...........................   55
Appendix A -- Description of Ratings........................  A-1
Appendix B -- Proxy Voting Policies and Procedures..........  B-1

                       INVESTMENT OBJECTIVES AND POLICIES

The Prospectus discusses the funds' investment objectives and strategies they employ to achieve those objectives. Each of the funds, except the Money Market Fund, is a no-load investment portfolio of Salomon Brothers Institutional Series Funds Inc., an open-end investment company incorporated in Maryland on January 19, 1996 ('Institutional Series Funds'). The Money Market Fund is a no-load investment portfolio of Salomon Brothers Series Funds Inc., an open-end investment company incorporated in Maryland on April 17, 1990 ('Series Funds'). The Emerging Markets Debt Fund is a non-diversified portfolio and the other funds are diversified portfolios. Institutional Series Funds and Series Funds are, individually a 'Company,' and collectively, the 'Companies.' The discussion below supplements the information set forth in the Prospectus under 'Fund goals, strategies and risks.' References herein to the investment manager mean Salomon Brothers Asset Management Inc ('SaBAM').

EMERGING MARKETS DEBT FUND

General. The Emerging Markets Debt Fund's investment objective is to maximize total return. The fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its total assets in debt securities of government, government-related and corporate issuers in emerging market countries and of entities organized to restructure outstanding debt of such issuers. If the Fund were to change its investment policy as to investing in 80% of its assets in debt securities of government, government-related, corporate issuers in emerging market countries and related instruments, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change. An 'emerging market country' is any country considered to be an emerging market country by the World Bank at the time of investment. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.



In selecting emerging market country debt securities for investment, SaBAM will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Currently, investing in many emerging market country securities is not feasible or may involve unacceptable risks. As opportunities to invest in debt securities in other countries develop, the fund expects to expand and further diversify the emerging market countries in which it invests. While the fund generally is not restricted in the portion of its assets which may be invested in a single country or region, it is anticipated that, under normal conditions, the fund's assets will be invested in issuers in at least three emerging market countries.

Emerging Market Countries. Emerging Markets Debt Fund expects that its investments in emerging market country debt securities will be made primarily, but not exclusively, in some or all of the following emerging market countries:

Algeria
Argentina
Azerbaijan
Brazil
Bulgaria
Chile
China
Colombia
Costa Rica
Croatia
Czech Republic
Dominican Republic
Ecuador
Egypt
Estonia
Ghana
Greece
Hong Kong
Hungary
India
Indonesia
Israel
Ivory Coast
Jamaica
Jordan
Kazakhstan
Kenya
Korea
Latvia
Lebanon
Lithuania
Malaysia
Mexico
Moldova
Morocco
Nicaragua
Nigeria
Pakistan
Panama
Paraguay
Peru
Philippines
Poland
Portugal
Romania
Russia
Saudi Arabia
Singapore
Slovakia
Slovenia
South Africa
Taiwan
Thailand
Trinidad & Tobago
Tunisia
Turkey
Turkmenistan
Ukraine
Uruguay
Uzbekistan
Venezuela
Vietnam
Yugoslavia
Zaire
Zimbabwe

Emerging Market Country Debt Securities. Emerging market country debt securities in which Emerging Markets Debt Fund may invest are U.S. dollar denominated and non-U.S. dollar denominated debt securities, including bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market country issuers. The fund is subject to no restrictions on the maturities of the emerging market country debt securities in which it will invest and such maturities may range from overnight to thirty years. There is no limit on the percentage of the fund's assets that may be invested in non-U.S. dollar denominated securities and a substantial portion of the fund's assets may be invested in non-U.S. dollar denominated securities. The amount of assets invested in non-U.S. dollar denominated securities will vary depending upon market conditions. The fund may invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness.

The fund's investments in government, government-related and restructured debt securities will consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions);
(ii) debt securities or obligations issued by government-owned, controlled or sponsored entities located in emerging market countries (including participations in loans between governments and financial institutions); and
(iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above. Such type of restructuring involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be 'investment companies' as defined in the Investment Company Act of 1940 (the '1940 Act'). As a result, the fund's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act. In addition to the risks of investing in emerging market country debt securities, the Fund's investment in government, government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. The fund may have limited recourse in the event of default on such debt instruments.

Emerging Markets Debt Fund's investments in debt securities of corporate issuers in emerging market countries may include debt securities or obligations issued by: (i) banks located in emerging market countries or by branches of emerging market country banks located outside such country; or (ii) companies organized under the laws of an emerging market country.

Equity Investments. Emerging Markets Debt Fund may invest up to 10% of its total assets in common stock, convertible securities, warrants or other equity securities when consistent with the fund's objective. The fund will generally, but not exclusively, hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of SaBAM, such purchase is appropriate.

Other Investments. In order to maintain liquidity, Emerging Markets Debt Fund may hold and/or invest up to 20% of its total assets in cash and/or U.S. dollar denominated debt securities including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ('supranational entities'); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated 'Prime-1' or 'A' or better by Moody's or 'A-1' or 'A' or better by S&P or, if unrated, of comparable quality as determined by SaBAM; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and
(4) repurchase agreements (as discussed below) with respect to securities in which the fund may invest.


HIGH YIELD BOND FUND


General. High Yield Bond Fund's investment objective is to maximize total return. The Fund intends to invest, under normal market conditions, at least 80% of its total assets in non-investment grade fixed-income securities, (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and other obligations and preferred stock). The lower-rated bonds in which the fund will invest are commonly referred to as 'junk bonds.' If the Fund were to change its investment policy as to investing in 80% of its assets in high yield fixed-income securities and related instruments, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.



The debt obligations in which the fund will invest generally will be rated, at the time of investment, 'Ba' or 'B' or lower by Moody's Investors Service ('Moody's') or 'BB' or 'B' or lower by Standard & Poor's Ratings Group ('S&P'), or determined by SaBAM to be of comparable quality. Debt securities rated by both Moody's and S&P need only satisfy the foregoing ratings standards with respect to either the Moody's or the S&P rating. The fund is not required to dispose of a debt security if its credit rating or credit quality declines. Medium and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher rated securities. Certain of the debt securities purchased by the fund may be rated as low as 'C' by Moody's or 'D' by S&P or may be considered comparable to securities having such ratings. An investment in High Yield Bond Fund should not be considered as a complete investment program.



High Yield Bond Fund will be free to invest in high yield debt securities of any maturity and may adjust the average maturity of the fund's portfolio from time to time, depending on SaBAM's assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

Foreign Securities. High Yield Bond Fund may invest up to 10% of its total assets in securities of foreign issuers and up to 5% of its total assets in foreign governmental issuers in any one country. The foreign securities in which High Yield Bond Fund may invest, all or a portion of which may be non-U.S. dollar denominated, include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds;
(b) debt obligations of supranational entities; (c) debt obligations of the U.S. government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers; and (e) U.S. corporate issuers. There is no minimum rating criteria for the fund's investments in such securities.

Equity Investments. High Yield Bond Fund may invest up to 10% of its total assets in either: (1) equipment lease certificates, equipment trust certificates and conditional sales contracts; or (2) limited partnership interests. The fund may invest up to 100% of its total assets in preferred stock. The fund will generally, but not exclusively, hold equity securities or equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of SaBAM, such purchase is appropriate.


Other Investments. In order to maintain liquidity, the fund may hold and/or invest up to 20% of its total assets in cash and/or U.S. dollar denominated debt securities including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a developed country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ('supranational entities'); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated 'Prime-1' or 'A' or better by Moody's or 'A-1' or 'A' or better by S&P or, if unrated, of comparable quality as determined by SaBAM;
(3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and (4) repurchase agreements.


MONEY MARKET FUND


General. Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund will limit its portfolio investments to securities that are determined by SaBAM to present minimal credit risks pursuant to guidelines established by the fund's Board of Directors and which are 'Eligible Securities' at the time of acquisition by the fund. The term 'Eligible Securities' includes:
(i) securities rated in one of the two highest short-term rating categories by:
(a) any two nationally recognized statistical rating organizations ('NRSROs') that have issued a rating with respect to a security or class of debt obligations of an issuer; or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the fund acquires the security (together, 'Requisite NRSROs'), (ii) securities of issuers that have received such ratings with respect to other short-term debt securities comparable in priority and security and (iii) comparable unrated securities. The fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities ('Second Tier Securities') and may not invest more than the greater of 1% of its total assets or $1 million in the Second Tier Securities of any one issuer.

Money Market Fund may also invest in the following types of securities:

Repurchase Agreements
U.S. Government Securities
Bank Obligations
Corporate Debt
Floating and Variable Rate Securities
Variable Amount Master Demand Notes
Asset-Backed Securities
Municipal Obligations

                            FIXED INCOME SECURITIES

U.S. GOVERNMENT SECURITIES (EACH FUND)

Money Market Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities include obligations of several kinds. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. The fund will invest in such obligations only where SaBAM is satisfied that the credit risk with respect to the issuer is minimal.

ASSET-BACKED SECURITIES (EACH FUND)

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

FLOATING AND VARIABLE RATE INSTRUMENTS (EACH FUND)

Emerging Markets Debt Fund and High Yield Bond Fund may each invest in floating and variable rate obligations. Money Market Fund may invest in floating and variable rate instruments with stated maturities in excess of 397 days upon compliance with certain conditions contained in Rule 2a-7 promulgated under the 1940 Act, in which case such obligations will be treated, in accordance with Rule 2a-7, as having maturities not exceeding 397 days.

Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. SaBAM or the applicable sub-adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Demand Instruments. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the funds are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each fund will nonetheless treat the instrument as 'readily marketable' for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as 'not readily marketable' for such purpose.

A fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a fund's custodian subject to a sub-custodian agreement approved by the fund between that bank and the fund's custodian.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Emerging Markets Debt Fund and High Yield Bond Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities.

Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

LOAN PARTICIPATIONS AND ASSIGNMENTS (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Emerging Markets Debt Fund and High Yield Bond Fund may invest in loan participations and assignments. The funds consider these investments to be investments in debt securities. Loan participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A fund will acquire loan participations only if the lender interpositioned between the fund and the borrower is determined by SaBAM to be creditworthy. When a fund purchases assignments from lenders, the fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES (EACH FUND)

A fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

MUNICIPAL OBLIGATIONS (MONEY MARKET FUND)

Money Market Fund may invest in high-quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which the fund may invest. Municipal obligations are debt securities, the interest from which is, in the opinion of bond counsel to their issuer, excluded from gross income for regular Federal income tax purposes. Municipal obligations include 'public purpose' obligations, which generate interest that is exempt from regular Federal income tax and for individual taxpayers, is not subject to the alternative minimum tax. Municipal obligations also include qualified 'private activity bonds' which generate interest that is exempt from regular Federal income tax but that is subject to the alternative minimum tax. Variations exist in the security of municipal obligations, both within a particular classification and between classifications.

BRADY BONDS (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the 'Brady Plan'). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to 'value recovery payments' in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments;
(iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the 'residual risk').

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

STRUCTURED INVESTMENTS (EMERGING MARKETS DEBT FUND)

Included among the issuers of emerging market country debt securities in which Emerging Markets Debt Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as Brady Bonds, and the issuance by that entity of one or more classes of securities ('Structured Investments') backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which Emerging Markets Debt Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Emerging Markets Debt Fund is permitted to invest in a class of Structured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Although the fund's purchase of subordinated Structured Investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be borrowing for purposes of the limitations placed on the extent of the fund's assets that may be used for borrowing. See 'Risk Factors.'

1940 Act Limitations. Certain issuers of Structured Investments may be deemed to be 'investment companies' as defined in the 1940 Act. As a result, the fund's investment in these Structured

Investments may be limited by the restrictions contained in the 1940 Act described under 'Other Investment Companies.' Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

RULE 144A SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Emerging Markets Debt Fund and High Yield Bond Fund may each purchase certain restricted securities ('Rule 144A securities') for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933, as amended (the '1933 Act'). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A the Securities and Exchange Commission (the 'SEC') stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the SEC stated that the Board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the Board retains sufficient oversight. The Board of Directors of Institutional Series Funds and Series Funds have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid for purposes of a fund's limitation on investment in illiquid securities. Pursuant to those policies and procedures, each fund's Board of Directors has delegated to the investment manager the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. Each fund's Board of Directors periodically reviews fund purchases and sales of Rule 144A securities.

VARIABLE AMOUNT MASTER DEMAND NOTES (MONEY MARKET FUND)

A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is not typically rated by a rating agency.

BANK OBLIGATIONS (EACH FUND)

Bank obligations that may be purchased by a fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker's acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations.

                               EQUITY INVESTMENTS

COMMON STOCK (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

WARRANTS (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)



Emerging Markets Debt Fund and High Yield Bond Fund may each invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

PREFERRED STOCK (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Preferred stock dividends must be paid before common stock dividends and, for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

OTHER INVESTMENT COMPANIES (EACH FUND)

Each fund may invest in unaffiliated investment funds which invest principally in securities in which that fund is authorized to invest. Under the 1940 Act, a fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the fund's total assets may be invested in the securities of any one investment company and a fund may not purchase more than 3% of the outstanding voting stock of such investment company. The Money Market Fund will only invest in other money market funds which are subject to the requirements of Rule 2a-7 under the 1940 Act and which are considered to present minimal credit risks. To the extent a fund invests in other investment funds, the fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees.

The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies' portfolio securities. The funds do not intend to invest in such vehicles or funds unless the investment manager determines that the potential benefits of such investment justify the payment of any applicable premiums.

DERIVATIVES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

A fund will not be obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. 'Derivatives,' as used in the Prospectus and this SAI, refers to interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter ('OTC') put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, collars, entering into equity swaps, caps, floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a fund's income or gain. A fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of a fund to utilize derivatives successfully will depend on numerous factors including the investment manager's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a fund's portfolio securities.

Subject to the constraints described above, a fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and a fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent SaBAM determines that they are consistent with the applicable fund's investment objective and policies and applicable regulatory requirements. A fund's interest rate transactions may take the form of swaps, caps, floors and collars, and a fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

A fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable regulations of the Commodity Futures Trading Commission ('CFTC') thereunder and the federal income tax requirements applicable to regulated investment companies.

Currency Transactions. A fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under 'Swaps, Caps, Floors and Collars.' A fund may enter into currency transactions only with Counterparties that the investment manager deems to be creditworthy.

A fund may enter into forward currency exchange contracts when the investment manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the fund's portfolio securities denominated in such currency. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of the fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under 'Risk Factors.' If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below under 'Use of Segregated and Other Special Accounts.'

Futures Contracts. A fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). None of the funds is a commodity pool, and each fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and
(ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. A fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ('initial margin') that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ('variation margin') may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. A fund will not enter into a futures contract or option thereon other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-bona fide hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and losses on existing contracts; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by the fund (adjusted for the historical volatility relationship between the fund and the contracts) will not exceed the total market value of the fund's securities. In addition, the value of a fund's long futures and options positions (futures contracts on stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under 'Use of Segregated and Other Special Accounts.'

Interest Rate Futures Contracts. A fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a fund owns bonds, and interest rates are expected to increase, the fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the fund from declining as much as it otherwise would have. A fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when the investment manager expects that interest rates may decline, a fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. A fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An 'American' style put or call option may be exercised at any time during the option period, whereas a 'European' style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ('OCC'), which guarantees the performance of the obligations of the parties to the options.

In order to hedge against adverse market shifts or to increase income or gain, the funds may purchase put and call options or write 'covered' put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a fund may purchase put and call options and write 'covered' put and call options on stocks, stock indices and currencies. A fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is 'covered' if, so long as the fund is obligated as the writer of the option, it will own: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option is 'covered' if, to support its obligation to purchase the underlying investment if a put option that a fund writes is exercised, the fund will either (a) deposit with its custodian in a segregated account cash, cash equivalents, U.S. government securities or other high grade liquid debt obligations having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same 'series' (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the fund), or an equivalent number of puts of the same 'class' (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

In all cases except for certain options on interest rate futures contracts, by writing a call, a fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the fund's obligation as writer of the option continues. By writing a put, a fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the fund's obligation as writer of the option continues. Upon the exercise of a put option written by a fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a fund, the fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the fund and the fund's acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, a fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a fund will limit its opportunity to profit from a rise in interest rates.

A fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A fund may enter into a closing purchase transaction in which the fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a fund choose to exercise an option, the fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as 'counterparties' and individually referred to as a 'counterparty') through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the investment manager must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as 'primary dealers,' or broker-dealers, domestic or foreign banks, or other financial institutions that the investment manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a fund and the amount of a fund's obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the fund or will increase the fund's income. Similarly, the sale of put options can also provide gains for a fund.

A fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be 'covered' (that is, the fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the fund will receive the option premium to help protect it against loss, a call sold by a fund will expose the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument that it might otherwise have sold.

A fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the fund's investment objective and the restrictions set forth herein.

A fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Stocks and Stock Indices. A fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the fund. In addition, the fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the investment manager expects general stock market prices to rise, a fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

Options on Currencies. A fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in 'Forward Currency Exchange Contracts.'

Options on Futures Contracts. A fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions. Emerging Markets Debt Fund and High Yield Debt Fund may each enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

A fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian in accordance with procedures established by the Board of Directors. If a fund enters into an interest rate or equity swap on other than a net basis, the fund will maintain a segregated account in the full amount accrued on a daily basis of the fund's obligations with respect to the swap. A fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the investment manager deems to be creditworthy.

The investment manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The investment manager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the fund's obligations with respect to the caps, floors or collars.

A fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.

Indexed Securities. A fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the investment manager, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a fund based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund's investment objective.

Use of Segregated and Other Special Accounts. Use of many derivatives by a fund will require, among other things, that the fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian in accordance with procedures established by the Board of Directors. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a fund, for example, will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a fund will require the fund to segregate liquid securities equal to the exercise price. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to the fund's obligations or to segregate liquid securities equal to the amount of the fund's obligations.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the fund's net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. A fund could purchase a put option, for example, if the strike price of that option is the same as or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a fund could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                                OTHER PRACTICES

REPURCHASE AGREEMENTS (EACH FUND)

Each fund may enter into repurchase agreements for cash management purposes. Money Market Fund may also enter into repurchase agreements with terms less than 397 days. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. Each fund will enter into repurchase agreements only with dealers, banks or recognized financial institutions which, in the investment manager's determination based on guidelines established by each fund's Board of Directors, are deemed creditworthy. The investment manager monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that a fund has purchased has decreased, the fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

REVERSE REPURCHASE AGREEMENTS (HIGH YIELD BOND FUND AND EMERGING MARKETS DEBT
FUND)

High Yield Bond Fund and Emerging Markets Debt Fund may enter into 'reverse' repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a fund.

LOANS OF PORTFOLIO SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND
FUND)

Emerging Markets Debt Fund and High Yield Bond Fund may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be 'demand' loans and may be terminated by the fund at any time. A fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to a fund's shareholders and only in accordance with applicable rules and regulations.

Valuation of Securities. The value of securities loaned will be marked to market daily. Any securities that a fund may receive as collateral will not become a part of its portfolio at the time of the loan. In the event of a default by the borrower, the fund will, if permitted by law, dispose of such collateral except that the fund may retain any such part thereof that is a security in which the fund is permitted to invest. The fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by a fund may be invested in securities in which the fund is permitted to invest. Portfolio securities purchased with cash collateral are subject to possible depreciation. Voting rights may pass with the lending of portfolio securities. Loans of securities by a fund will be subject to termination at the fund's or the borrower's option. A fund may pay administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or a placing broker.

                                  RISK FACTORS

FOREIGN SECURITIES (EACH FUND)

General. Investors should recognize that investing in the securities of foreign issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and relative illiquidity of foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Emerging Market Countries. Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and a fund, as well as the value of securities in the fund.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a fund. In addition, if a deterioration occurs in an emerging market country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a fund and may have an adverse impact on the investment performance of a fund.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on a fund. For example, while the potential liability of a shareholder in a U.S.

corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign taxes on certain amounts of a fund's income which may reduce the net return on foreign investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. Moreover, brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for a fund to obtain or enforce a judgment against the issuers of such obligations.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a fund. For example, the fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the fund may be denied certain of its rights as an investor.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Securities Related Activities. In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from 'securities related activities,' as defined by the rules thereunder. These provisions may also restrict a fund's investments in certain foreign banks and other financial institutions.

Foreign Subcustodians. Rules adopted under the 1940 Act permit a fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in foreign countries may not be eligible sub-custodians for a fund, in which event the fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Rating. The securities in which Emerging Markets Debt Fund will invest will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization and generally the fund's investments are expected to be in the lower and lowest rating categories of internationally recognized credit rating organizations or of comparable quality. Such securities, commonly referred to as 'junk bonds,' involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. An investment in Emerging Markets Debt Fund should not be considered as a complete investment program for all investors. Moreover, substantial investments in foreign securities may have adverse tax implications as described under 'Taxes.'

In light of the risks associated with high yield corporate and sovereign debt securities, SaBAM will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. SaBAM will also review the ratings, if any, assigned to the security by any recognized rating organizations, although SaBAM's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, SaBAM will evaluate the relative value of an investment compared with its perceived credit risk. In selecting securities for Emerging Markets Debt Fund, SaBAM intends to consider the correlation among securities represented in the fund's portfolio in an attempt to reduce the risk of exposure to market, industry and issuer volatility. The fund's ability to achieve its investment objective may be more dependent on SaBAM's credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody's and S&P is set forth in Appendix A.

FIXED-INCOME SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the Emerging Markets Debt Fund and High Yield Bond Fund will invest primarily in fixed-income securities, the net asset value of these funds' shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a 'call option' and redeems the security during a time of declining interest rates, a fund may realize a capital loss on its investment if the security was purchased at a premium and a fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the fund.

HIGH YIELD SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

High Yield Bond Fund and Emerging Markets Debt Fund may invest without limitation in high yield securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or are in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by a fund with a commensurate effect on the value of the fund's shares.

Changes in Credit Ratings. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

Liquidity. The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a fund holding such securities to dispose of particular portfolio investments at fair value, may adversely affect the fund's net asset value per share and may limit the ability of such a fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. The secondary markets for high yield securities may contract due to adverse economic conditions or for other reasons relating to or independent of any specific adverse changes in the condition of a particular issuer and, as a result, certain liquid securities in a fund's portfolio may become illiquid and the proportion of the fund's assets invested in illiquid securities may significantly increase.

Legislative and Regulatory Developments. Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

HIGH YIELD CORPORATE SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND
FUND)

While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. A fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield corporate securities in which a fund may invest will generally be unsecured. Most of the debt securities will bear interest at fixed rates but a fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose a fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuing government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issues in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially in an emerging market country, may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

BRADY BONDS (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

ASSET-BACKED SECURITIES (EACH FUND)

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of a fund's 15% limitation on investments in illiquid securities discussed below.

Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOAN PARTICIPATIONS AND ASSIGNMENTS (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

A fund may have difficulty disposing of assignments and loan participations. In certain cases the market for such instruments is not highly liquid, and therefore the funds anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a fund's ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Board of Directors of Institutional Series Funds has adopted policies and procedures for High Yield Bond Fund and Emerging Markets Debt Fund to determine whether assignments and loan participations purchased by such funds are liquid or illiquid for purposes of a fund's limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board of Directors has delegated to SaBAM the determination as to whether a particular loan participation or assignment is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the loan participation or assignment and the time needed to dispose of it, and the contractual provisions of the relevant documentation. The Board of Directors periodically reviews purchases and sales of assignments and loan participations. In valuing a loan participation or assignment held by a fund for which a secondary trading market exists, the fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a fund's loan participations and assignments will be valued in accordance with procedures adopted by the Board of Directors, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate, period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.


To the extent that liquid assignments and loan participations that a fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a fund's assets invested in illiquid assets would increase. SaBAM, under the supervision of the Board of Directors, monitors fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable a fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.


RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS (EACH FUND)


Each fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a fund were to acquire substantial positions in securities with limited trading markets, the activities of the fund could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a fund at times which otherwise might be considered to be disadvantageous so that the fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are 'restricted' may involve added expenses to a fund should the fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. Certain funds may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. A fund's holdings of Rule 144A securities which are liquid securities will not be subject to the fund's applicable limitation on investments in illiquid securities. Rule 144A is a relatively recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in a fund's portfolio. SaBAM, under the supervision of the Board of Directors, is responsible for monitoring the liquidity of Rule 144A securities. The Board of Directors periodically reviews the funds' purchases and sales of such Rule 144A securities.

BANK OBLIGATIONS (EACH FUND)

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

LOANS OF PORTFOLIO SECURITIES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND
FUND)

In the event of the bankruptcy of the other party to a securities loan, a fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a fund lent has increased, the fund could experience a loss. Any securities that a fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the fund will, if permitted by law, dispose of such collateral except that the fund may retain any such part thereof that is a security in which the fund is permitted to invest. Portfolio securities purchased with cash collateral are subject to possible depreciation.

BORROWING (EACH FUND)

Each of the funds may borrow in certain limited circumstances. See 'Investment Limitations.' Borrowing creates an opportunity for increased return, but, at the same time, creates special risks.

For example, borrowing may exaggerate changes in the net asset value of a fund's shares and in the return on the fund's portfolio. Although the principal of any borrowing will be fixed, a fund's assets may change in value during the time the borrowing is outstanding. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect SaBAM's strategy. Furthermore, if a fund were to engage in borrowing, an increase in interest rates could reduce the value of the fund's shares by increasing the fund's interest expense.

NON-DIVERSIFICATION (EMERGING MARKETS DEBT FUND)

Emerging Markets Debt Fund is classified as a 'non-diversified' fund under the 1940 Act, which means that the fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. The fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. To the extent the fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the fund may be more susceptible to any single economic, political or regulatory occurrence than a more diversified fund and may be subject to greater risk of loss with respect to its portfolio securities.

DERIVATIVES (EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND)

General. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of derivatives will reduce a fund's net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of a fund's use of derivatives may be limited by certain provisions of the Code. See 'Taxes.'

Currency Transactions. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Futures Contracts. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund could create the possibility that losses on the derivative will be greater than gains in the value of the fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. A fund might not be able to close out certain positions without incurring substantial losses. To the extent a fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the fund that might result from an increase in value of the position. There is also the risk of loss by a fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.

Options. Use of put and call options could result in losses to a fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause a fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

A fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Interest Rate and Equity Swaps and Related Transactions. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a fund may depend, among other things, on a fund's ability to terminate the transactions at times when SaBAM deems it desirable to do so. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, a fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined by the investment manager based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a fund may depend, among other things, on the fund's ability to terminate the transactions at times when the investment manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a fund and counterparties to the transactions, the fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a fund's risk of loss is the net amount of payments that the fund contractually is entitled to receive, if any. A fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Indexed Securities. Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce a fund's net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Risks of Derivatives Outside the United States. When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

                             INVESTMENT LIMITATIONS

Except for: (i) the investment limitations set forth below which are indicated as fundamental policies; (ii) the investment restrictions set forth in the Prospectus; and (iii) each fund's investment objective as described in the Prospectus, the other policies and percentage limitations referred to in this SAI and the Prospectus are not fundamental policies of the funds and may be changed by vote of each Company's Board of Directors without shareholder approval. The investment restrictions which are fundamental policies may be changed only when approved by the holders of a majority of a fund's outstanding voting securities, which, as defined by the 1940 Act, means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares.

If a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage ownership resulting from changing market values or similar type of event will not be considered a violation of such restriction.

MONEY MARKET FUND

Money Market Fund may not:

    (1) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, up to 25% of the value of the total assets of the fund may be invested without regard to this limitation;

    (2) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with respect to bank obligations or with respect to repurchase agreements collateralized by any of such obligations;

    (3) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets); or

    (4) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (3) above.

    (5) invest more than 10% of the value of its net assets in securities which are illiquid;

    (6) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the fund's shareholders), provided that the fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost or penny-rounding method, if immediately after any such purchase the fund does not: (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

    (7) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

    (8) sell securities short;

    (9) purchase or sell commodities or commodity contracts, including futures contracts;

    (10) invest for the purpose of exercising control over management of any company;

    (11) make loans, except that the fund may (a) purchase and hold debt instruments in accordance with its investment objective and policies and (b) enter into repurchase agreements with respect to portfolio securities;

    (12) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the fund's investment program may be deemed to be an underwriting;

    (13) purchase real estate or real estate limited partnership interests (other than securities issued by companies that invest in real estate or interests therein);

    (14) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

    (15) purchase warrants; or

    (16) issue senior securities except as permitted by the 1940 Act.

Each of the above restrictions is a fundamental policy of Money Market Fund. For the purpose of applying the above percentage restrictions and the percentage investment limitations set forth in the Prospectus to receivables-backed obligations, the special purpose entity issuing the receivables-backed obligations and/or one or more of the issuers of the underlying receivables will be considered an issuer in accordance with applicable regulations.

With respect to investment limitation (1), the fund intends (as a matter of non-fundamental policy) to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) to not more than 5% of the fund's total assets at the time of purchase, provided that the fund may invest up to 25% of its total assets in the securities of a single issuer for a period of up to three business days provided such issuer meets certain credit quality requirements of the 1940 Act.

EMERGING MARKETS DEBT FUND AND HIGH YIELD BOND FUND

The High Yield Bond Fund and Emerging Markets Debt Fund may not:

    (1) With respect to High Yield Bond Fund only, invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, up to 25% of the value of the total assets of the fund may be invested without regard to this limitation, so long as no more than 25% of its total assets are invested in the securities of any one issuer;

    (2) borrow money, except for temporary or emergency purposes and then not in excess of 5% of the value of the total assets of the applicable fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (neither fund will purchase additional securities at any time its borrowings exceed 5% of total assets); or

    (3) invest more than 25% of the total assets of each fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a fund).

    (4) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a fund's investment program may be deemed to be an underwriting;

    (5) purchase or sell real estate, although a fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;

    (6) purchase or sell commodities or commodity contracts except that a fund may engage in derivative transactions to the extent permitted by its investment policies as such policies are set forth from time to time in the Prospectus and this SAI;

    (7) make loans, except that: (a) a fund may purchase and hold debt securities in accordance with its investment objective and policies; (b) a fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies;
    (c) a fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities; and
    (d) delays in the settlement of securities transactions will not be considered loans;

    (8) purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

    (9) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts);

    (10) sell securities short; provided that short positions in a futures contract or forward contract are permitted;

    (11) purchase or retain any securities of an issuer if one or more persons affiliated with a fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

    (12) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit a fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities;

    (13) with respect to the High Yield Bond fund only, purchase the securities of any issuer if by reason thereof the value of its investment in all securities of that issuer will exceed 5% of the value of its total assets;

    (14) invest more than 5% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years;

    (15) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets;

    (16) invest in warrants (other than warrants acquired by a fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the fund's net assets or if, as a result, more than 2% of the fund's net assets would be invested in warrants that are not listed on AMEX or NYSE; or

    (17) issue senior securities except as permitted by the 1940 Act.

Investment restrictions (1) through (9) described above are fundamental policies and restrictions (10) through (17) are non-fundamental policies of Emerging Market Debt Fund and High Yield Bond Fund.

For purposes of investment limitations (1) and (3) above, both the borrower under a loan and the lender selling a participation will be considered an 'issuer.'

                               PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the investment manager in the best interests of the shareholders. Each fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each fund's portfolio turnover rate may vary from year to year, as well as within a year. A fund's distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a fund.

For reporting purposes, a Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund's investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Investment Manager deem it advisable to purchase or sell securities.



With respect to Money Market Fund, SaBAM seeks to enhance the fund's yield by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. Money Market Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with SaBAM's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but SaBAM will consider such an event in determining whether the fund should continue to hold the security. The policy of the Money Market Fund regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of 397 days or less will result in high portfolio turnover. A higher rate of portfolio turnover results in increased transaction costs to the fund in the form of dealer spreads. See 'Portfolio Transactions.'

                             PORTFOLIO TRANSACTIONS

Subject to policy established by each Company's Board of Directors, the investment manager is primarily responsible for each fund's portfolio decisions and the placing of the fund's portfolio transactions.

Fixed-income, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.

The general policy of each fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the investment manager's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the investment manager generally seeks the best price in placing its orders, a fund may not necessarily be paying the lowest price available. The purchase by a fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which a fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

Notwithstanding the above, in compliance with Section 28(e) of the 1934 Act, the investment manager may select brokers who charge a commission in excess of that charged by other brokers, if the investment manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the investment manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The investment manager may also have arrangements with brokers pursuant to which such brokers provide research services to the investment manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a fund's costs, the investment manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a fund's investment manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the investment manager by brokers who effect securities transactions for a fund may be used by the investment manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the investment manager by brokers who effect securities transactions for other investment companies and accounts which the investment manager manages may be used by the investment manager in servicing a fund. Not all of these research services are used by the investment manager in managing any particular account, including the funds.

Affiliated persons of a fund, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for such fund. Subject to the considerations discussed above and in accordance with procedures adopted by each Company's Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for a fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

Under the 1940 Act, persons affiliated with a fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, a fund may purchase securities from underwriting syndicates of which the investment manager or any of its affiliates (including Salomon Smith Barney Inc) is a member under certain conditions, in accordance with the provisions of Rule 10f-3 promulgated under the 1940 Act. The Board of each Fund has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

                  PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

General. PFPC Inc. ('PFPC'), the fund's transfer agent, will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Detailed confirmations of each purchase or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of fund distributions.

PFPC will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

PURCHASE OF SHARES

Purchase Procedures. There is no front-end sales charge or contingent-deferred sales charge imposed on purchases of fund shares. Under certain circumstances, certain broker/dealers may impose transaction fees on the purchase and/or sale of shares. The minimum initial investment in the Money Market Fund is $250,000 and the minimum investment in the other funds is $1,000,000. Subsequent purchases may be made in any amount.

Subsequent investments may be made at any time by mailing a check to the funds' transfer agent and dividend disbursing agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the fund's account number on the check. Purchases of fund shares (initial or subsequent) may not be made by third party check.

Shares of each fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. Shares certificates will not be issued. Share purchase orders are effective on the date the fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for any fund other than the Money Market Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call (800) 446-1013 to inform the transfer agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the transfer agent, and, in either case, federal funds must be received by the transfer agent, on behalf of the fund. If federal funds are received by the transfer agent that same day, the order will be effective on that day. If a fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m., or if federal funds are not received by the transfer agent, such purchase order shall be executed as of the date that federal funds are actually received.

Purchase orders for shares of the Money Market Fund placed by 12:00 noon (Eastern time) on any business day will be executed and begin to earn dividends that same day if payment is received in or converted into federal funds by 12:00 noon (Eastern time) that day. Purchase orders received after 12:00 noon (Eastern time) or for which payment is received in or converted into federal funds after 12:00 noon (Eastern time) will be executed and begin to earn dividends on the following business day.

Payment in Securities. In addition to cash, the Funds may accept securities as payment for Fund shares at the applicable net asset value. Generally, the Fund will only consider accepting securities to increase its holdings in a portfolio security, or if management determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue as payment for shares. A Fund may reject in whole or in part any or all offers to pay for purchases of Fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. A Fund will value accepted securities in the same manner as it values its portfolio securities in determining a Fund's share price. A Fund will only accept securities which are delivered in proper form. For federal income tax purposes, a purchase of Fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of Fund shares with securities involves certain delays while the Fund considers the suitability of such securities and while other requirements are satisfied. Investors should not send securities to the Fund except when authorized to do so and in accordance with specific instructions received from SaBAM.

REDEMPTION OF SHARES

If the Board of Directors of Institutional Series Funds or Series Funds determines that it is in the best interests of the remaining shareholders of a fund, the fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board of Directors may deem fair and equitable. However, each fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during periods of 90 days, up to the lesser of $250,000 or 1% of the net assets of such fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, a fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. A fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures. Each fund will redeem all full and fractional shares of the fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The funds do not charge a redemption fee. The value of shares at the time of redemption may be more or less than the shareholder's cost.

For the convenience of shareholders, each fund has established different redemption procedures. No redemption requests will be processed until the fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 15 days or more.

Redemption By Mail. Shares may be redeemed by mail by submitting a written request from the registered owner(s) signed exactly as shares are registered. Signature guarantees by an acceptable guarantor are required to redeem amounts greater than $50,000 or to have proceeds sent to an address other than the address of record. The transfer agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion

Program ('STAMP') and the Stock Exchanges Medallion Program. Shareholders with any questions regarding signature-guarantees should contact the transfer agent.

In certain instances, the transfer agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority.

Checks for redemption proceeds will be mailed to the address of record within seven days of redemption.

Redemption By Wire. If redemption by wire has been elected in the Purchase Application, shares may be redeemed on any business day upon request made by telephone or letter. A shareholder or any authorized agent (so designated on the Account Application Form) must provide PFPC with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired, the name of the shareholder and the shareholder's account number. Shareholders should note that their bank may charge a fee in connection with transferring money by wire.

A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by providing the transfer agent with written instructions signature guaranteed as described above.

Telephone Redemption. A shareholder may request redemption by calling the transfer agent at (800) 446-1013. Proceeds from telephone redemptions will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described above under 'Redemption by Wire.' The check will be made only payable to the registered shareholder and sent to the address of record on file with the transfer agent. Each fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the funds. Neither the funds nor the transfer agent will be liable for following redemption instructions received by telephone which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. Each fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Each fund and/or the transfer agent may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. Each fund may require personal identification codes.

Small Accounts. Each fund reserves the right, upon not less than 30 days' written notice, to redeem shares in an account which has a value of $10,000 or less, if the reduction in value is the result of shareholder redemptions or transfers and not as a result of a decline in the net asset value. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

EXCHANGE OF SHARES

Shareholders may exchange all or part of their shares for shares of other funds in the Salomon Brothers Institutional Investment Series. The value of the shares exchanged must meet the investment minimum of the fund into which the investor is exchanging.

Each fund reserves the right to refuse a telephone request for exchange if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time by a fund. None of the funds, the transfer agent nor the funds' distributor will be liable for following exchange instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The funds, the transfer agent and the funds' distributor may employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The funds, the transfer agent and the funds' distributor may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. When requesting an exchange by telephone, shareholders should have available the correct account registration and account numbers or tax identification number.

The exchange privilege enables shareholders of a fund to acquire shares in a fund with a different investment objective when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the fund being acquired at a price equal to the then current net asset value of such shares.

All accounts involved in a telephone exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

Exercise of the exchange privilege is treated as a taxable disposition of the shares surrendered in the exchange and purchase of the shares received for federal income tax purposes. The price of the shares of the fund into which shares are exchanged will be the new cost basis for tax purposes.

Additional Information Regarding Exchanges. The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. Accordingly, if a fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Salomon Brothers Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, a fund will take no other action with respect to the shares until it receives further instructions from the investor. The policy on excessive trading applies to investors who invest in a fund directly or through service agents.

During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed. Call or write the applicable fund for further details.

                             DIRECTORS AND OFFICERS

The business and affairs of each fund are managed under the direction of its Board of Directors. The Board of Directors approves all significant agreements between a fund and the persons or companies that furnish services to the fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent. The day-to-day operations of the fund are delegated to the fund's investment manager and administrator.

The name, address, age, principal occupations for the past five years of the Directors and executive officers of the Institutional Series Funds and the Series Funds are listed below, along with the number of portfolios in the fund complex overseen by and the other directorships held by each Director. Certain of the Directors and officers are also directors and officers of one or more other investment companies for which SaBAM acts as investment manager. 'Interested Directors' of the funds (as defined in the 1940 Act) are indicated by a double asterisk.



                                                                                   NUMBER
                                                                                     OF
                                                                                 INVESTMENT
                                                                                 COMPANIES
                                            TERM OF                               IN FUND
                                           OFFICE AND                             COMPLEX
                                            LENGTH OF                              OVERSEEN         OTHER
                           POSITION(S)        TIME     PRINCIPAL OCCUPATION(S)       BY      DIRECTORSHIPS HELD
 NAME, ADDRESS, AND AGE   HELD WITH FUND     SERVED*      DURING PAST 5 YEARS      DIRECTOR      BY DIRECTOR
 ----------------------   --------------    -------    -----------------------     --------      -----------
Carol L. Colman ........  Director            Since    President, Colman            35            None
Colman Consulting Co.,                         1996    Consulting Co., Inc.
Inc.
278 Hawley Road
North Salem, NY 10560
Age: 58

Daniel P. Cronin .......  Director            Since    Formerly, Associate          32            None
24 Woodlawn Avenue                             1996    General Counsel of Pfizer,
New Rochelle, NY 10804                                 Inc.
Age: 58

Leslie H. Gelb .........  Director            Since    President Emeritus and       32      Director of 2
The Council on                                 2002    Senior Board Fellow, The             registered
Foreign Relations                                      Council on Foreign                   investment
58 East 68th Street                                    Relations; formerly,                 companies
New York, NY 10021                                     Columnist, Deputy                    advised by
Age 66                                                 Editorial Page Editor,               Advantage
                                                       Op-Ed Page,                          Advisers, Inc.
                                                       The New York Times                   ('Advantage')

William R.                Director            Since    President, W.R.              42      Director,
Hutchinson .............                       2003    Hutchinson                           Associated
535 N. Michigan Avenue                                 & Associates Inc.;                   Banc-Corp.
Suite 1012                                             formerly,
Chicago, IL 60611                                      Group Vice President,
Age 61                                                 Mergers and
                                                       Acquisitions,
                                                       BP p.l.c.

Riordan Roett ..........  Director            Since    Professor and Director,      32      The Latin
The Johns Hopkins                              2002    Latin America Studies                America Equity
University                                             Program, Paul H. Nitze               Fund, Inc.
1710 Massachusetts                                     School of Advanced
Avenue NW                                              International Studies,
Washington, DC 20036                                   The Johns Hopkins
Age 65                                                 University

Jeswald W. Salacuse ....  Director            Since    Henry J. Braker              32      Director of 2
Tufts University --                            2002    Professor of Commercial              registered
The Fletcher School                                    Law,                                 investment
of Law & Diplomacy                                     and formerly Dean,                   companies
160 Packard Avenue                                     The Fletcher School                  advised by
Medford, MA 02155                                      of Law & Diplomacy,                  Advantage
Age 66                                                 Tufts University;

                                                  (table continued on next page)

(table continued from previous page)


                                                                                         NUMBER
                                                                                           OF
                                                                                       INVESTMENT
                                                                                       COMPANIES
                                                  TERM OF                               IN FUND
                                                 OFFICE AND                             COMPLEX
                                                 LENGTH OF                              OVERSEEN         OTHER
                          POSITION(S) HELD WITH     TIME     PRINCIPAL OCCUPATION(S)       BY      DIRECTORSHIPS HELD
 NAME, ADDRESS, AND AGE           FUND            SERVED*      DURING PAST 5 YEARS      DIRECTOR      BY DIRECTOR
 ----------------------           ----            -------      -------------------      --------      -----------
  INTERESTED DIRECTORS
R. Jay Gerken, CFA **...  Chairman, President    Since 2002  Managing Director of         221            None
Citigroup Asset           and Chief Executive                Citigroup Global Markets
Management 'CAM'          Officer                            ('CGM'); Chairman,
399 Park Avenue                                              President and Chief
New York, NY 10022                                           Executive Officer of
Age: 52                                                      Smith Barney Fund
                                                             Management LLC ('SBFM');
                                                             Travelers Investment
                                                             Adviser, Inc ('TIA') and
                                                             CitiFund Management
                                                             Inc.; ('CFM'); President
                                                             and Chief Executive
                                                             Officer of certain
                                                             mutual funds associated
                                                             with Citigroup Inc.
                                                             ('Citigroup'); Formerly,
                                                             Portfolio Manager of
                                                             Smith Barney Allocation
                                                             Series Inc. (from 1996
                                                             to 2001) and Smith
                                                             Barney Growth and Income
                                                             Fund (from 1996 to 2000)

        OFFICERS

Peter J. Wilby, CFA ....  Executive Vice         Since 1996  Managing Director of         N/A             N/A
399 Park Avenue           President                          SaBAM
New York, NY 10022
Age: 45

Beth A. Semmel .........  Executive Vice         Since 1996  Managing Director of         N/A             N/A
399 Park Avenue           President                          SaBAM
New York, NY 10022
Age: 43

James E. Craige, CFA ...  Executive Vice         Since 1995  Managing Director of         N/A             N/A
399 Park Avenue           President                          SaBAM
New York, NY 10022
Age: 37

Charles K. Bardes ......  Executive Vice         Since 1998  Vice President since         N/A             N/A
399 Park Avenue           President (Series                  1997; formerly, employee
New York, NY 10022        Funds Only)                        of SaBAM and CGM
Age: 43

Thomas A. Croak ........  Executive Vice         Since 1998  Vice President of SaBAM      N/A             N/A
399 Park Avenue           President (Series                  since 1995
New York, NY 10022        Funds Only)
Age: 42

John B. Cunningham .....  Vice President         Since 1997  Managing Director of         N/A             N/A
399 Park Avenue           (Series Funds Only)                SaBAM and CGM since
New York, NY 10022                                           2001; prior to that,
Age: 39                                                      Director of SaBAM and
                                                             CGM since 1998 and Vice
                                                             President of SaBAM and
                                                             CGM since 1995

                                                  (table continued on next page)

(table continued from previous page)


                                                                                         NUMBER
                                                                                           OF
                                                                                       INVESTMENT
                                                                                       COMPANIES
                                                  TERM OF                               IN FUND
                                                 OFFICE AND                             COMPLEX
                                                 LENGTH OF                              OVERSEEN         OTHER
                          POSITION(S) HELD WITH     TIME     PRINCIPAL OCCUPATION(S)       BY      DIRECTORSHIPS HELD
 NAME, ADDRESS, AND AGE           FUND            SERVED*      DURING PAST 5 YEARS      DIRECTOR      BY DIRECTOR
 ----------------------           ----            -------      -------------------      --------      -----------
George J. Williamson ...  Vice President         Since 1998  Director of SaBAM and        N/A             N/A
399 Park Avenue           (Series Funds Only)                CGM Funds since 1999;
New York, NY 10022                                           prior to that Vice
Age: 68                                                      President of SaBAM and
                                                             CGM

Andrew B. Shoup........   Chief Administrative   Since 2003  Director of CAM; Senior      N/A             N/A
125 Broad Street          Officer; Treasurer &               Vice President and Chief
New York, NY 10004        Senior Vice President              Administrative Officer
Age: 47                                                      of mutual funds
                                                             associated with
                                                             Citigroup; Treasurer of
                                                             certain mutual funds
                                                             assoicated with
                                                             Citigroup; Head of
                                                             International Funds
                                                             Administration of CAM
                                                             (from 2001 to 2003);
                                                             Director of Global Funds
                                                             Administration of CAM
                                                             (from 2000 to 2001);
                                                             Head of U.S. Citibank
                                                             Funds Administration of
                                                             CAM (from 1998 to 2000)

Andrew Beagley .........  Vice President and     Since 2002  Director of CGM (since       N/A             N/A
399 Park Avenue           Chief Anti- Money                  2000); Director of
New York, NY 10022        Laundering Compliance              Compliance, North
Age: 40                   Officer                            America, CAM (since
                                                             2000); Chief Anti-Money
                                                             Laundering Compliance
                                                             Officer and Vice
                                                             President of certain
                                                             mutual funds associated
                                                             with Citigroup; Director
                                                             of Compliance, Europe,
                                                             the Middle East and
                                                             Africa, CAM (from 1999
                                                             to 2000); Compliance
                                                             Officer, Salomon
                                                             Brothers Asset
                                                             Management Limited,
                                                             Smith Barney Global
                                                             Capital Management Inc.,
                                                             Salomon Brothers Asset
                                                             Management Asia Pacific
                                                             Limited (from 1997 to
                                                             1999)

Frances M. Guggino .....  Controller             Since 2002  Vice President of CGM;       N/A             N/A
125 Broad Street                                             Controller of certain
New York, NY 10004                                           mutual funds associated
Age: 45                                                      with Citigroup

                                                  (table continued on next page)

(table continued from previous page)


                                                                                         NUMBER
                                                                                           OF
                                                                                       INVESTMENT
                                                                                       COMPANIES
                                                  TERM OF                               IN FUND
                                                 OFFICE AND                             COMPLEX
                                                 LENGTH OF                              OVERSEEN         OTHER
                          POSITION(S) HELD WITH     TIME     PRINCIPAL OCCUPATION(S)       BY      DIRECTORSHIPS HELD
 NAME, ADDRESS, AND AGE           FUND            SERVED*      DURING PAST 5 YEARS      DIRECTOR      BY DIRECTOR
 ----------------------           ----            -------      -------------------      --------      -----------
Robert I. Frenkel ......  Secretary & Chief      Since 2003  Managing Director and        N/A             N/A
300 First Stamford Place  Legal Officer                      General Counsel of
Stamford, CT 06902                                           Global Mutual Funds for
Age: 48                                                      CAM and its predecessor
                                                             (since 1994); Secretary
                                                             of CFM; Secretary and
                                                             Chief Legal Officer of
                                                             mutual funds associated
                                                             with Citigroup

---------

 * Each Director holds office for an indefinite term until the earlier of
   (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and has qualified, or (2) a Director resigns or his or her term as a Director is terminated in accordance with the Company's by-laws. The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.



** Mr. Gerken is a director who is an 'interested person' of each Company as defined in the 1940 Act because Mr. Gerken is a director and/or officer of SaBAM, the investment manager of each of the funds.



For the calendar year ended December 31, 2003, the directors of the funds beneficially owned equity securities of the funds within the dollar ranges presented in the table below:



                                                                                    AGGREGATE DOLLAR RANGE OF
                            DOLLAR RANGE OF    DOLLAR RANGE OF    DOLLAR RANGE OF   EQUITY SECURITIES IN ALL
                           EQUITY SECURITIES  EQUITY SECURITIES  EQUITY SECURITIES    REGISTERED INVESTMENT
                                IN THE             IN THE             IN THE          COMPANIES OVERSEEN BY
                           EMERGING MARKETS      HIGH YIELD        MONEY MARKET       DIRECTOR IN FAMILY OF
INDEPENDENT DIRECTORS          DEBT FUND          BOND FUND            FUND           INVESTMENT COMPANIES
---------------------          ---------          ---------            ----           --------------------
Carol L. Colman..........        none               none               none               Over $100,000
Daniel P. Cronin.........        none               none               none               Over $100,000
Leslie H. Gelb...........        none               none               none                    $0
William R. Hutchinson....        none               none               none               Over $100,000
Riordan Roett............        none               none               none             $10,000 - $50,000
Jeswald W. Salacuse......        none               none               none             $10,001 - $50,000

INTERESTED DIRECTOR
R. Jay Gerken............        none               none               none               Over $100,000


As of December 31, 2003, none of the Directors who are not 'interested persons' of the Fund, SaBAM or their affiliates within the meaning of the 1940 Act, and who are 'independent' as defined in the New York Stock Exchange listing standards ('Independent Directors'), or his or her immediate family members, beneficially owned or held of record any securities in SaBAM, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with SaBAM.


Each Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of each Company respectively, namely Ms. Colman, Messrs. Cronin, Gelb, Hutchinson and Salacuse and Dr. Roett.


In accordance with its written charter adopted by the Board of Directors, the principal functions of the Audit Committee are to (a) oversee the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent auditors to the investment manager and any affiliated service providers if the engagement related directly to the Fund's operation and financial reporting. During each fund's most recent fiscal year, the Audit Committee met two times.


The Nominating Committee will accept nominees recommended by a shareholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee will consider nominees recommended by each fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company's Secretary. The Nominating Committee did not meet during each fund's most recent fiscal year.


The following table shows the compensation paid by the Company, other Salomon Brothers Mutual Funds and other affiliated mutual funds to each director during the Company's last fiscal year. Mr. Gerken is not compensated for his services as a Director because of his affiliation with SaBAM. The Company does not pay retirement benefits to its directors and officers. Officers and interested directors of the Company are compensated by Citigroup Global Markets.


                                                                TOTAL PENSION OR
                                                AGGREGATE          RETIREMENT                              NUMBER OF
                               AGGREGATE       COMPENSATION     BENEFITS ACCRUED     COMPENSATION        PORTFOLIOS FOR
                              COMPENSATION         FROM            AS PART OF        FROM COMPANY        WHICH DIRECTOR
                                  FROM        INSTITUTIONAL         COMPANY        AND FUND COMPLEX      SERVES WITHIN
NAME OF PERSON                SERIES FUNDS     SERIES FUNDS         EXPENSES       PAID TO DIRECTORS      FUND COMPLEX
--------------                ------------     ------------         --------       -----------------      ------------
Carol L. Colman*............   $18,250.00        13,500.00             $0             $197,350.00              35
Daniel P. Cronin*...........    12,250.00         8,250.00              0              117,450.00              32
Leslie H. Gelb*.............    10,000.00         9,424.00              0              111,150.00              32
William R. Hutchinson*(1)...     5,167.00         5,000.00              0              114,600.00              42
Riordan Roett*..............    15,250.00        12,000.00              0              163,300.00              32
Jeswald W. Salacuse*........    11,500.00         7,500.00              0              137,150.00              32


---------

* Designates member of Audit Committee.

(1) Mr. Hutchinson was elected a Director on July 18, 2003.



At the end of the year in which they attain age 80, Company Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Company Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus may attend meetings but have no voting rights. During each Company's last fiscal year, there was no compensation paid to Directors Emeritus.


No officer, director or employee of SaBAM or any of its affiliates receives any compensation from the Company for serving as an officer or director of the Company. Each Company pays each director who is not an interested person, as defined by the 1940 Act, of SaBAM or any of its affiliates a fee of $7,000 per annum plus $750 per meeting. All directors are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings.


As of April 1, 2004, Directors and officers of each fund, individually and as a group, owned less than 1% of the outstanding shares of their respective funds.


As of April 1, 2004 to the knowledge of the funds and the board of directors, no single shareholder or group (as the term is used in Section 13(d) of the Securities Act of 1934) beneficially owned of record more than 5% of the outstanding shares of the funds with the exception of the following:

                           NAME & ADDRESS
        FUND                 ON ACCOUNT                  % OF SHARES

Emerging Markets Debt Fund  McDermott                        25.49%
                            c/o Mellon Bank
                            One Mellon Center
                            500 Grant Street
                            Pittsburgh PA 15258
                            The Retirement Plan of Conoco    42.18%
                            Attn: Cynthia Akagi
                            600 N Dairy Ashford
                            Houston TX 77079-1175
                            L-3 Communications Corp          14.44%
                            Master Trust
                            600 Third Avenue
                            New York NY 10016
                            Jupiter Co.                       5.42%
                            c/o Investors Bank Trust
                            PO Box 1930
                            Boston, MA 02117

High Yield Bond Fund        McDermott                        13.55%
                            c/o Mellon Bank
                            PO Box 185
                            Pittsburgh PA 15230
                            The Retirement Plan of Conoco    15.74%
                            Attn: Cynthia Akagi
                            600 N Dairy Ashford
                            Houston TX 77079-1175
                            MLPFS for the sole benefit of    53.72%
                            its customers
                            Attn: Fund Administrators
                            4800 Deer Lake Drive East,
                            3rd Floor
                            Jacksonville, FL 32246
                            MAC Co a/c # KSPF8036002          5.76%
                            Mutual Fund Operations
                            PO Box 3198
                            525 William Penn Place
                            Pittsburgh, PA 15230-3198

Money Market Fund           Saturn Co                        58.06%
                            c/o Investors Bank Trust Co.
                            PO Box 9130 FPG90
                            Attn: Mutual Fund Processing
                            Boston, MA 02117-9130
                            Citigroup Global Markets Inc.    24.99%
                            Attn: Peter Booth
                            333 West 34th Street, 7th
                            Floor
                            New York, NY 10001-2483


                               INVESTMENT MANAGER


Each fund retains SaBAM to act as its investment manager. SaBAM serves as the investment manager to numerous individuals and institutions and other investment companies. SaBAM is a wholly owned subsidiary of Citigroup Inc.



SaBAM serves as investment manager to each fund pursuant to management contracts dated as of November 28, 1997. The management contract between SaBAM and each respective fund provides that SaBAM shall manage the operations of each fund, subject to policies established by each Company's Board of Directors. Pursuant to the applicable management contract, SaBAM manages each fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the fund's officers and directors regularly. SaBAM also provides the office space, facilities, equipment and personnel necessary to perform the following services for each fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of fund operations, including custodian, accountants and counsel and other parties performing services or operational functions for each fund; certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services related to each fund's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders. In addition, SaBAM pays the compensation of each fund's officers, employees and directors affiliated with SaBAM. Each fund bears all other costs of its operations, including the compensation of its directors not affiliated with SaBAM.



As compensation for its services, Money Market Fund pays SaBAM a monthly fee at an annual rate of .20% of the fund's average daily net assets. SaBAM has voluntarily agreed to reduce or otherwise limit the expenses of the fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis, to .25% of the fund's average daily net assets and for a period of at least one year from the date of the Prospectus, such expenses shall not exceed .18% of the fund's average daily net assets. For the fiscal years ended December 31, 2001, 2002 and 2003, Money Market Fund paid $47,761 (which reflects a waiver of $157,220), $8,198 (which reflects a waiver of $212,183), and $0 (which reflects a waiver of $125,286) respectively, for its services.



As compensation for its services, High Yield Bond Fund pays SaBAM a monthly fee at an annual rate of .50% of the fund's average daily net assets and Emerging Markets Debt Fund pays SaBAM a monthly fee at an annual rate of .70% of the fund's average daily net assets.



For the fiscal years ended February 28, 2002, 2003 and February 29, 2004, SaBAM waived all or a portion of investment management fees from each of High Yield Bond Fund and Emerging Markets Debt Fund, totalling $113,105, $169,060 and $205,117, and $138,332, $154,928 and $168,294 respectively.

The management contract has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the fund's Board of Directors or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Independent Directors of the fund's board with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. The Boards of the Institutional Series Funds and the Series Funds approved the continuation of the management contract for each of the funds at a meeting held on July 17-18, 2003. In approving the continuation of each fund's management contract, the board, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by SaBAM or its affiliates in connection with providing services to the fund, compared the fees charged by SaBAM to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by SaBAM with respect to the fund. The Board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to SaBAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of SaBAM, as well as research services received by SaBAM from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the management contract was in the best interests of the fund and its shareholders. The Independent Directors were advised by separate independent legal counsel throughout the process. A fund or the manager may terminate the management contract on sixty days' written notice without penalty. The management contract will terminate automatically in the event of assignment (as defined in the 1940 Act).

Under the terms of the management contract between each fund and SaBAM, neither SaBAM nor its affiliates shall be liable for losses or damages incurred by the fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of either SaBAM or its affiliates or from reckless disregard by it of its obligations and duties under the Management Contract ('disabling conduct'). In addition, High Yield Bond Fund and Emerging Markets Debt Fund will indemnify SaBAM and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.



Investment decisions for a particular fund are made independently from those for other funds and accounts advised or managed by SaBAM. Such other funds and accounts may also invest in the same securities as a fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a fund or the price paid or received by a fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.



Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent 'access persons' (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. Each Company's Board of Directors has adopted a Code of Ethics (the 'Fund Code') that incorporates personal trading policies and procedures applicable to access persons of each fund, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the fund. In addition, the Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of SaBAM, as the investment adviser to each fund, which policies serve as SaBAM's Code of Ethics (the 'Adviser Code'). The Fund and Adviser Codes have been designed to address potential conflicts of interest that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

Pursuant to the Fund and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for a fund. In addition, the Adviser Codes contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Codes also require that access persons obtain preclearance to engage in personal securities transactions with certain exceptions. Finally, the Fund and Adviser Codes require access persons to report all personal securities transactions periodically. The restrictions contained in the Fund and Adviser Codes are generally inapplicable to transactions in money market securities.

The Board has approved delegating proxy voting discretion to the investment manager believing that the investment manager should be responsible for voting because it is a matter relating to the investment decision making process. Attached as Appendix B is the summary of the guidelines and procedures that the investment manager uses to determine how to vote proxies relating to portfolio securities, including the procedures that the investment manager uses when a vote presents a conflict between the interests of each fund's shareholders, on the one hand, and those of the investment manager or any affiliated person of each fund or the investment manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the investment manager always endeavors to vote proxies relating to portfolio securities in accordance with each fund's investment objectives.

Effective August 31, 2004, information on how each fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge upon request, by calling 1-800-446-1013, and
(2) on the Commissions website at http://www.sec.gov.


ADMINISTRATOR


Institutional Series Funds and Series Funds currently employ Smith Barney Fund Management LLC ('SBFM') under their applicable administration agreement to provide certain administrative services to the respective funds. Prior to January 1, 1999, Investors Bank and Trust Company ('IBT') provided such administrative services to the Institutional Series. For the fiscal years ended December 31, 2001, 2002 and 2003 Money Market Fund paid administrative fees of $51,245, $55,095 and $31,322, respectively. Fees paid by High Yield Bond Fund for the fiscal years ended February 28, 2002, 2003 and February 29, 2004 were $29,475, $41,408 and $42,028, respectively. Fees paid by Emerging Markets Debt Fund for the years ended February 28, 2002, 2003 and February 29, 2004 were $40,227, $38,421 and $22,324, respectively.

DISTRIBUTOR

Shares of the funds are offered on a continuous basis and without a sales charge through Citigroup Global Markets Inc. as distributor pursuant to a distribution agreement between Citigroup Global Markets Inc. and the funds. Citigroup Global Markets Inc. receives no remuneration for its services as distributor and is not obligated to sell any specific amount of fund shares.

EXPENSES

Each fund's expenses include taxes, interest, fees and salaries of such fund Directors and officers who are not directors, officers or employees of the fund's service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

                                NET ASSET VALUE

In calculating net asset value, portfolio securities listed or traded on national securities exchanges, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of each Company's Board of Directors or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Directors.

Amortized cost involves valuing an instrument at its original cost to a fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the applicable fund.

As stated in the Prospectus, the Money Market Fund seeks to maintain a net asset value of $1.00 per share with respect to the fund and, values the fund's instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During such periods the yield to investors in the fund may differ somewhat from that obtained in a similar company which uses market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company, and existing investors would receive less (more) investment income. The purpose of using the amortized cost method of calculation is to attempt to maintain a stable net asset value per share of $1.00.

The Board of Directors of Series Funds has established procedures applicable to the Money Market Fund, reasonably designed, taking into account current market conditions and the Money Market Fund's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board of Directors deems appropriate and at such intervals as are reasonable in light of current market conditions, of the amortized cost value per share and net asset value per share based upon available indications of market value.

In the event of a deviation of 1/2 of 1% between Money Market Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board of Directors will promptly consider what action, if any, should be taken. The Board of Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair result which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations.

                                     TAXES

TAXATION OF A FUND

The following discussion is a brief summary of certain additional tax considerations affecting a fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns that may be applicable to the funds or to all categories of investors, some of which may be subject to special tax rules. The discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

Each fund has elected to be treated, and intends to qualify each year, to be treated as a regulated investment company ('RIC') under Subchapter M of the Code.

Qualification as a RIC requires, among other things, that a fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock; securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, United States government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States government securities or the securities of other RICs) or two or more issuers controlled by the fund and engaged in the same, similar or related trades or businesses.

As a RIC, a fund generally will not be subject to federal income tax on its 'investment company taxable income' as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and 'net capital gain' (the excess of the fund's net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that the fund distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest for such taxable year in accordance with the Code's timing and other requirements. However, a fund would be subject to corporate income tax (currently at a maximum rate of 35%) on any undistributed investment company taxable income and net capital gain. Each fund expects to designate amounts retained as undistributed net capital gain in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by a fund on the undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gain included in the shareholder's income. Money Market Fund does not expect to recognize any net capital gain.

If in any year a fund should fail to qualify under Subchapter M as a RIC, or fail to satisfy the 90% distribution requirement, the fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the fund's earnings and profits. Such distributions generally would be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as 'qualified dividend income' (as described below) in the case of individual shareholders.



A fund will be subject to a nondeductible 4% excise tax to the extent that it does not distribute by the end of each calendar year an amount at least equal to the sum of: (a) 98% of its ordinary income for such calendar year; (b) 98% of its capital gain net income (the excess of its capital gains over its capital losses) for the one year period ending, as a general rule, on October 31 of such year; and (c) 100% of the undistributed income and gains from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a fund and subject to corporate income tax will be considered to have been distributed by year-end.

Emerging Markets Debt Fund and High Yield Bond Fund may each engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital and, if capital, whether long-term or short-term), accelerate recognition of income of a fund and defer recognition of certain of a fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a fund to 'mark-to-market' certain types of positions in its portfolio each year (that is, treat them as if they were closed out) and (2) may cause a fund to recognize income or gain without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC qualification and to avoid both the corporate level tax and the 4% excise tax. Each fund intends to monitor its transactions, to make the appropriate tax elections and to make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in pay-in-kind bonds, zero coupon securities or other obligations, such as certain Brady Bonds, having original issue discount (i.e., an amount generally equal to the excess of the stated redemption price of the security at maturity over its issue price), or investments in obligations having market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the security over the basis of such security immediately after it was acquired) if the fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a fund, the fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.

If Emerging Markets Debt Fund or High Yield Bond Fund acquires an equity interest in certain foreign investment entities, referred to as 'passive foreign investment companies,' the fund itself may be subject to U.S. federal income tax and an additional charge in the nature of interest on a portion of any 'excess distribution' from such company or gain from the disposition of its equity interest, even if the distribution or gain is distributed by the fund to its shareholders in a manner that satisfies the requirements referred to above. If the fund were able and elected to treat a passive foreign investment company as a 'qualified electing fund,' in lieu of the treatment described above, the fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements referred to above, the fund's pro rata share of the ordinary earnings and net capital gain of the company, whether or not actually received by the fund. The fund generally should be able to make an alternative election to mark these investments to market annually, resulting in the recognition of ordinary income (rather than capital gain) or ordinary loss, subject to certain limitations on the ability to use any such loss.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time Emerging Markets Debt Fund or High Yield Bond Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Each fund is permitted to carry forward any unused capital losses to be utilized to offset capital gains realized during the eight-year period following the year in which the losses arose, which will reduce the net realized capital gains (if any) for those years.

At February 29, 2004, High Yield Bond Fund had net capital loss carry-forwards available to offset future gains of $8,278,000, of which $1,547,000 expires on February 28, 2009, $3,309,000 expires on February 28, 2010 and $3,422,000 expires on February 28, 2011.

TAXATION OF UNITED STATES SHAREHOLDERS

The Prospectus describes each fund's policy with respect to distribution of net investment income and any capital gain. Investors (except in the case of Money Market Fund) should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that would have been received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Shareholders will be notified annually as to the federal tax status of distributions.

Gain or loss on the sale, redemption, exchange or other disposition of fund shares that is treated as a sale under the Code will result in capital gain or loss to shareholders who hold their fund shares as capital assets. Generally, transactions in shares of Money Market Fund are not expected to result in gains or losses, except to the extent that any sales charge is imposed on the redemption of certain shares acquired in an exchange from another fund in which such a charge is applied. Generally, a shareholder's capital gain or loss will be long-term gain or loss if the shares have been held for more than one year. In general, the maximum federal income tax rate imposed on long-term capital gain of individuals with respect to mutual fund shares held for more than one year has been temporarily reduced to 15% (with lower rates for individuals in the 10% to 15% rate brackets) for taxable years beginning on or before December 31, 2008. The maximum federal income tax rate imposed on individuals with respect to net realized short-term capital gain (which is taxed at ordinary income rates) is currently 35%. With respect to corporate taxpayers, long-term capital gain is currently taxed at the same federal income tax rates as ordinary income and short-term capital gain, the maximum rate being 35%. If a shareholder sells, redeems, exchanges or otherwise disposes of shares of a fund before he or she has held them for more than six months, any allowable capital loss on such sale, redemption, exchange or other disposition will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. Additionally, any loss realized on a sale, redemption, exchange or other disposition of fund shares generally will be disallowed under 'wash sale' rules to the extent the shares disposed of are replaced with other substantially identical shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after such disposition, such as pursuant to reinvestment of dividends in fund shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of a fund of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service ('IRS') a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

All dividends and distributions to shareholders will be taxable to shareholders whether paid in cash or reinvested in additional shares. For federal income tax purposes, distributions from investment company taxable income and from net tax-exempt interest, if any, are taxable to shareholders as ordinary dividend income to the extent of the fund's earnings and profits. A portion of High Yield Bond Fund's dividends may qualify for (i) the dividends received deduction available to corporations to the extent it receives dividends from U.S. corporations and satisfies certain holding period and other requirements and
(ii) along with Emerging Markets Debt Fund's dividend, for treatment as qualified dividend income in the case of individual shareholders. Availability of the dividends received deduction to corporate shareholders is also subject to shareholder holding period requirements, limitations on debt financing, and other tax requirements. Dividends from the other funds will generally not qualify for the dividends received deduction. For taxable years beginning on or before December 31, 2008, qualified dividend income received by individual shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria, although dividends paid by REITs will not generally be eligible to qualify as qualified dividend income. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders. For the Fund to receive qualified dividend income, the Fund must meet certain holding period requirements for the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions, including the holding period requirements, apply to each shareholder's investment in the Fund. The provisions of the Code applicable to qualified dividend income and the 15% maximum individual tax rate on long-term capital gains are currently effective through 2008. Thereafter, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise.

A fund's distributions from its net capital gain that it properly designates as 'capital gain dividends' are taxable to shareholders as long-term capital gain, without regard to how long they have held their fund shares. Capital gain dividends do not qualify for any dividends received deduction.

Distributions, if any, in excess of a fund's current and accumulated earnings and profits will be treated as a return of capital which is applied against and reduces the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed above. Not later than 60 days after the close of its taxable year, each fund will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends.

Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if a fund declares a dividend in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, it will be deemed to have been received by the shareholders and paid by the fund on December 31 of the year in which the dividend is declared.

Each fund may be required to withhold federal income tax ('backup withholding') from dividends (including capital gain dividends) and, except in the case of Money Market Fund, redemption proceeds paid to non-corporate shareholders who fail to provide certain information or certifications or are otherwise subject to backup withholding. This tax may be withheld from dividends if (i) the payee fails to furnish the fund with the payee's correct and, when required, properly certified taxpayer identification number (e.g., an individual's social security number), (ii) the IRS or a broker notifies the fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability.

A fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If Emerging Markets Debt Fund qualifies as a RIC and more than 50% of the value of the fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the fund may elect, for United States federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the fund that can be treated as income taxes under United States income tax principles, as paid by its shareholders. High Yield Bond Fund and Money Market Fund will generally not satisfy the 50% requirement for making this election and therefore will be unable to make it.

For any year that Emerging Markets Debt Fund makes such an election, each shareholder of such fund will be required to include in its income an amount equal to his or her allocable share of qualified income taxes paid by such fund to a foreign country's government and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by such fund may be claimed, however, by non-corporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election. However, such shareholders should not be disadvantaged either because the amount of additional income they are deemed to receive equal to their allocable share of such foreign countries' income taxes paid by such fund generally will not be subject to United States federal income tax.


Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or, for certain foreign investors, other federal withholding taxes. Statements detailing the tax status of each shareholder's dividends and distributions will be mailed annually.

TAXATION OF FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the Untied States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ('foreign shareholder'), depends on whether the income from a fund is 'effectively connected' with a U.S. trade or business carried on by such shareholder.

If the income from a fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from investment company taxable income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the fund, capital gain dividends and amounts retained by the fund that are designated as undistributed capital gains.

If the income from a fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, a fund may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

                       OTHER INFORMATION ABOUT THE FUNDS

Capital Stock. As used in the Prospectus and this SAI, the term 'majority,' when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular fund or any other single portfolio (e.g., approval of investment management contracts), means the vote of the lesser of:
(i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the portfolio. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each fund share is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared in the discretion of the fund's Board of Directors.

In the event of the liquidation or dissolution of the Institutional Series funds or Series funds, as the case may be, shares of a fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of a fund, of any general assets not attributable to a fund that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Custodian. State Street Bank and Trust Company (the 'Custodian') serves as custodian for each fund. The Custodian, among other things: maintains a custody account or accounts in the name of each fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. The Custodian does not determine the investment policies of a fund, nor decide which securities a fund will buy or sell. For its services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The assets of each fund are held under bank custodianship in compliance with the 1940 Act. A fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.


Transfer Agent. PFPC Inc. ('PFPC'), located at P.O. Box 9764, Providence, RI 02940-9764, serves as each fund's transfer agent. As the fund's transfer agent, PFPC registers and processes transfers of the fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for the fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement. For these services, PFPC receives a monthly fee. Subject to approval by the Board of Directors, in certain instances where there is an omnibus account that represents numerous beneficial owners, a fund may pay a sub-transfer agent fee to the omnibus account holder. The amount a fund pays to the omnibus account holder will not exceed, on a per-beneficial owner basis, the amount the fund would have paid to the transfer agent had the beneficial owners been direct shareholders in the fund.


Independent Accountants. PricewaterhouseCoopers LLP serves as each fund's independent accountants. PricewaterhouseCoopers provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. The financial statements and financial highlights included or incorporated by reference in the Prospectus and incorporated by reference in this SAI have been incorporated by reference in reliance upon the report of PricewaterhouseCoopers given on the authority of that firm as experts in auditing and accounting. PricewaterhouseCoopers' address is 1177 Avenue of the Americas, New York, New York 10036.

Counsel. Simpson Thacher & Bartlett LLP serves as counsel to each fund, and is located at 425 Lexington Avenue, New York, New York 10017-3909.

Piper Rudnick LLP of Baltimore, Maryland has issued an opinion regarding the valid issuance of shares being offered for sale pursuant to the funds' Prospectus.

Financial Statements. The audited financial statements for Money Market Fund for the fiscal year ended December 31, 2003 as well as the audited financial statements for High Yield Bond Fund and Emerging Markets Debt Fund for the fiscal year ended February 29, 2004 are incorporated herein by reference.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

A DESCRIPTION OF THE RATING POLICIES OF MOODY'S, S&P AND FITCH WITH RESPECT TO BONDS AND COMMERCIAL PAPER APPEARS BELOW.

MOODY'S CORPORATE BOND RATINGS

Aaa -- Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

B -- Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated 'Ca' represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated 'C' are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers '1', '2' and '3' in each generic rating classification from Aa to Caa. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

S&P CORPORATE BOND RATINGS

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA -- Bonds rated 'AA' also qualify as high-quality debt obligations. Capacity to repay principal and interest is very strong, and differs from 'AAA' issues only in small degree.

A -- Bonds rated 'A' have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated 'BBB' are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

BB-B-CCC-CC-C -- Bonds rated 'BB', 'B', 'CCC' and 'C' are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- Bonds rated 'CI' are income bonds on which no interest is being paid.

D -- Bonds rated 'D' are in default. The 'D' category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The 'D' rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set both above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS

PRIME-1 -- Issuers (or related supporting institutions) rated 'Prime-1' have a superior ability for repayment of short-term debt obligations. 'Prime-1' repayment ability will often be evidenced by leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 -- Issuers (or related supporting institutions) rated 'Prime-2' have a strong ability for repayment of short-term obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratio, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

PRIME-3 -- Issuers (or related supporting institutions) rated 'Prime-3' have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME -- Issuers rated 'Not Prime' do not fall within any of the Prime rating categories.

S&P COMMERCIAL PAPER RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. The categories are as follows:

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1.'

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- Debt Rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

MOODY'S MUNICIPAL BOND RATINGS

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements pursuant which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers '1', '2' and '3' to certain of its rating classifications. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

S&P MUNICIPAL BOND RATINGS

AAA -- is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degrees.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES

MIG-1/VMIG-1 -- Notes rated MIG-1/VMIG-1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or broad-based access to the market for refinancing.

MIG-2/VMIG-2 -- Notes which are rated MIG-2/VMIG-2 are of high-quality. Margins of protection are ample though not so large as in the preceding group.

S&P RATINGS OF STATE AND MUNICIPAL NOTES

SP-1 -- Notes which are rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Notes which are rated SP-2 have a satisfactory capacity to pay principal and interest.

FITCH MUNICIPAL BOND RATINGS

AAA -- Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A -- Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

FITCH SHORT-TERM RATINGS

Fitch short-term ratings apply, to debt obligations that are payable on demand or have original maturities of, generally, up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

FITCH'S SHORT-TERM RATINGS ARE AS FOLLOWS:

F-1+ -- Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -- Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 -- Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 -- Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC -- The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by a fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such fund. Neither event will require a sale of such security by a fund. However, SaBAM will consider such event in its determination of whether such fund should continue to hold the security. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

    The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Investment Manager. The Investment Manager is part of CAM, a group of investment adviser affiliates of Citigroup. Along with the other investment advisers that comprise CAM, the Investment Manager has adopted a set of proxy voting policies and procedures (the 'Policies') to ensure that the Investment Manager votes proxies relating to equity securities in the best interest of clients.



    In voting proxies, the Investment Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Investment Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Investment Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Investment Manager of its responsibility for the proxy vote.



    In the case of a proxy issue for which there is a stated position in the Policies, the Investment Manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio Investment Managers within the same business unit vote differently on the same issue.



    In furtherance of the Investment Manager's goal to vote proxies in the best interest of clients, the Investment Manager follows procedures designed to identify and address material conflicts that may arise between the Investment Manager's interests and those of its clients before voting proxies run behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Investment Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Investment Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Investment Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Investment Manager in voting proxies. The Investment Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Investment Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Investment Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Investment Manager decided to vote a proxy, the Investment Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Investment Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Investment Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Investment Manager and certain other Citigroup business units.



    CAM maintains a Proxy Voting Committee, of which the Investment Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Investment Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Investment Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Investment Manager may vote proxies notwithstanding the existence of the conflict.



    If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 22. FINANCIAL STATEMENTS.


          REGISTRANT'S ANNUAL REPORTS FOR THE FISCAL YEAR ENDED FEBRUARY 29, 2004 IS INCORPORATED HEREIN BY REFERENCE TO THE REGISTRANT'S DEFINITIVE RULE 30B2-1 FILED ON APRIL __, 2004 AS ACCESSION NO.


                SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
                           PART C. OTHER INFORMATION

ITEM 23. EXHIBITS


Exhibit
Number                              Description
-------                             -----------
(a)       -- Articles of Incorporation of Registrant (filed as Exhibit 1(a) to the Registration Statement on Form N-1A and incorporated herein by reference).

(b)       -- Registrant's By-Laws (filed as Exhibit 2(a) to the Registration
             Statement on Form N-1A and incorporated herein by reference).

(c)       -- None.

(d)(1)    -- Management Contract between Registrant and Salomon Brothers Asset
             Management Inc ('SaBAM') dated November 28, 1997 relating to the
             Salomon Brothers Institutional High Yield Bond Fund (filed as
             Exhibit 5(a) to Post-Effective Amendment No. 3 to the Registration
             Statement on Form N-1A and incorporated herein by reference).

(d)(2)    -- Management Contract between Registrant and SaBAM dated November 28,
             1997 relating to the Salomon Brothers Institutional Emerging
             Markets Debt Fund (filed as Exhibit 5(b) to Post-Effective
             Amendment No. 3 to the Registration Statement on Form N-1A and incorporated herein by reference).

(e)       -- Distribution Agreement between Registrant and CFBDS, Inc. dated
             September 1, 1998 (filed as Exhibit (e) to Post-Effective Amendment
             No. 5 to the Registration Statement on Form N-1A and incorporated herein by reference).

(e)(1)    -- Distribution Agreement between Registrant and Citigroup Global
             Markets Inc. (formerly Salomon Smith Barney Inc.) is filed as
             Exhibit (e)(1) to Post-Effective Amendment No. 9 to the
             Registration Statement on Form N-1A incorporated herein by reference).


(f)       -- None.


(g)(1)    -- Form of Custodian Agreement between Registrant and State Street
             Bank and Trust Company is (filed as Exhibit (g)(3) to
             Post-Effective Amendment No. 9 to the Registration Statement on
             Form N-1A and incorporated herein by reference).

(h)(1)    -- Form of Transfer Agency Agreement between Registrant and PFPC Inc.
             (formerly PFPC Global Fund Services, Inc.) will be filed by amendment.

(h)(2)    -- Form of Administration Agreement between Registrant and SaBAM (filed as Exhibit (h)(2) to Post-Effective Amendment No. 5 to the
             Registration Statement on Form N-1A and incorporated herein by reference).

(h)(3)    -- Form of Subadministration Agreement between SaBAM and Salomon
             Brothers Asset Management Limited (filed as Exhibit 9(c) to
             Pre-Effective Amendment No. 1 to the Registration Statement on Form
             N-1A and incorporated herein by reference).

(h)(4)    -- Form of Administration Agreement between Registrant and Smith
             Barney Fund Management LLC (filed as Exhibit (h)(4) to Post-Effective
             Amendment No. 10 to the Registration Statement on Form N-1A and incorporated herein by reference).

(i)       -- Opinion and Consent of Counsel of Piper & Marbury, LLP as to the
             Legality of Securities Being Registered (filed as Exhibit 10 to
             Pre-Effective Amendment No. 1 to the Registration Statement on Form
             N-1A and incorporated herein by reference).

(j)       -- Consents of PricewaterhouseCoopers LLP (filed herewith).

(k)       -- None.

(l)       -- Share Purchase Agreement relating to Salomon Brothers Institutional
             High Yield Bond Fund, Salomon Brothers Institutional Emerging
             Markets Debt Fund and Salomon Brothers Institutional Asia Growth
             Fund (filed as Exhibit 13 to Pre-Effective Amendment No. 1 to the
             Registration Statement on Form N-1A and incorporated herein by reference).

(m)       -- None.

(n)       -- None.

(p)       -- Registrant's Code of Ethics (filed as Exhibit (p) to Post-Effective
             Amendment No. 7 to the Registration Statement on Form N-1A and incorporated herein by reference).

(q)       -- Powers of Attorney for Carol L. Colman, Daniel P. Cronin, Leslie H. Gelb,
             William R. Hutchinson, Riordan Roett and Jeswald W. Salacuse (filed herewith).



ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 25. INDEMNIFICATION


     Reference is made to Article VII of Registrant's Articles of Incorporation,
Article V of Registrant's By-Laws and Section 4 of the Distribution Agreements between the Registrant and Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.)



     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the 'Securities Act'), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The list required by this Item 26 of officers and directors of SaBAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of the FORM ADV filed by SaBAM, pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-32046).

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Citigroup Global Markets Inc. ("CGM") (formerly Salomon Smith Barney Inc.), the Registrant's distributor, is the distributor for for each series of the registrants listed: Smith Barney Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc, Salomon Brothers Variable Series Funds Inc, Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

CGM is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).


(c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


     (1)  Salomon Brothers Asset Management Inc
          399 Park Avenue
          New York, New York 10022

     (2)  State Street Bank and Trust Company
          225 Franklin Street
          Boston, MA 02110

     (3)  PFPC Inc.
          P.O. Box 9764
          Providence, RI 02940-9764.


      (4) Citigroup Global Markets Inc.
          388 Greenwich Street
          New York, New York 10013

ITEM 29. MANAGEMENT SERVICES

     Not applicable.

ITEM 30. UNDERTAKINGS

     Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in fact, thereto duly authorized, in the City of New York and State of New York, on the 28th day of April 2004.


                                           SALOMON BROTHERS INSTITUTIONAL SERIES
                                           FUNDS INC (Registrant)


                                           By       /s/ R. JAY GERKEN
                                              ---------------------------------
                                                      R. JAY GERKEN
                                                          PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

   SIGNATURE                          TITLE                        DATE
   ---------                          -----                        ----

/s/ R. JAY GERKEN         Chairman, President and Chief       April 28, 2004
-----------------------   Executive Officer (Principal
   (R. JAY GERKEN)        Executive Officer)


        *                 Director                            April 28, 2004
-----------------------
   (CAROL L. COLMAN)


        *                 Director                            April 28, 2004
-----------------------
   (DANIEL P. CRONIN)


          *               Director                            April 28, 2004
-----------------------
   (LESLIE H. GELB)


          *               Director                            April 28, 2004
-----------------------
(WILLIAM R. HUTCHINSON)

          *               Director                            April 28, 2004
-----------------------
  (DR. RIORDAN ROETT)


          *               Director                            April 28, 2004
-----------------------
 (JESWALD W. SALACUSE)


/s/ ANDREW B. SHOUP       Senior Vice President and           April 28, 2004
-----------------------   Chief Administrative Officer
  (ANDREW B. SHOUP)


*By     /s/ R. JAY GERKEN
   ----------------------------------
           R. JAY GERKEN
           ATTORNEY-IN-FACT

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                 DESCRIPTION
-------                -----------

(j)       Consent of PricewaterhouseCoopers LLP

(q)       Powers of Attorney for Carol Colman, Daniel Cronin, Leslie Gelb,
          William Hutchinson, Riordan Roett and Jeswald Salacuse







                         STATEMENT OF DIFFERENCES

Characters normally expressed as superscript shall be preceded by...........'pp'